--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                           CHEVY CHASE BANK, F.S.B.
                                    SPONSOR


                                      AND


                     ____________________________________
                               INDENTURE TRUSTEE



                          ---------------------------

                                   INDENTURE

                       Dated as of _____________, 199__

                          ---------------------------



         $___________ _____% AUTO RECEIVABLES-BACKED NOTES, [CLASS A]

         $___________ _____% AUTO RECEIVABLES-BACKED NOTES, [CLASS B]



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------


ARTICLE I    DEFINITIONS AND OTHER PROVISIONS OF GENERAL
             APPLICATION...................................................  3

         SECTION 1.01.     General Definitions.............................  3
         SECTION 1.02.     Compliance Certificates and
                           Opinions........................................ 21
         SECTION 1.03.     Form of Documents Delivered to
                           Indenture Trustee............................... 22
         SECTION 1.04.     Acts of Noteholders, etc........................ 23
         SECTION 1.05.     Notices, etc., to Trustee,
                           Servicer and Issuer............................. 24
         SECTION 1.06.     Notice to Noteholders; Waiver................... 25
         SECTION 1.07.     Effect of Headings and Table of
                           Contents........................................ 26
         SECTION 1.08.     Successors and Assigns.......................... 26
         SECTION 1.09.     Severability Clause............................. 26
         SECTION 1.10.     Benefits of Indenture........................... 26
         SECTION 1.11.     Governing Law................................... 26
         SECTION 1.12.     Legal Holidays.................................. 26
         SECTION 1.13.     Execution in Counterparts....................... 27
         SECTION 1.14.     Inspection...................................... 27
         SECTION 1.15.     Survival of Representations and
                           Warranties...................................... 27

ARTICLE II   THE NOTES..................................................... 28

         SECTION 2.01.     General Provisions.............................. 28
         SECTION 2.02.     Execution, Authentication,
                           Delivery, and Dating............................ 30
         SECTION 2.03.     Registration, Transfer and
                           Exchange........................................ 30
         SECTION 2.04.     Mutilated, Destroyed, Lost and
                           Stolen Notes.................................... 32
         SECTION 2.05.     Delivery of [Class C] Notes..................... 33
         SECTION 2.06.     Payment of Interest and Principal;
                           Rights Preserved................................ 34
         SECTION 2.07.     Persons Deemed Owners........................... 35
         SECTION 2.08.     Cancellation.................................... 35

ARTICLE III  ACCOUNTS; INVESTMENT OF MONEYS;
             COLLECTION AND APPLICATION OF MONEYS;
             REPORTS....................................................... 35

         SECTION 3.01.     Accounts; Investments by Indenture
                           Trustee......................................... 35
         SECTION 3.02.     Collection of Moneys; Lockbox
                           Facility; Lockbox Account....................... 39
         SECTION 3.03.     Collection of Moneys............................ 39

         SECTION 3.04.     Collection Account.............................  39
         SECTION 3.05.     Reserve Account................................  43
         SECTION 3.06.     Pre-Funding Account............................  44
         SECTION 3.07.     Capitalized Interest Account...................  44
         SECTION 3.08.     Reserved.......................................  45
         SECTION 3.09.     Reports by Indenture Trustee;
                           Notices of Certain Payments....................  45
         SECTION 3.10.     Indenture Trustee May Rely on
                           Certain Information from
                           Originator and Servicer........................  46

ARTICLE IV   RELEASE OF CONTRACTS AND VEHICLES............................  46

         SECTION 4.01.     Release of Contracts and Vehicles
                           Upon Final Contract Payment....................  46
         SECTION 4.02.     Release of Contracts and Vehicles
                           Following Substitution or
                           Repurchase.....................................  47
         SECTION 4.03.     Execution of Documents.........................  47

ARTICLE V    SERVICER EVENTS OF DEFAULT; SUBSTITUTE
             SERVICER.....................................................  47

         SECTION 5.01.     Servicer Events of Default.....................  47
         SECTION 5.02.     Substitute Servicer............................  47
         SECTION 5.03.     Notification to Noteholders....................  48

ARTICLE VI   EVENTS OF DEFAULT; REMEDIES..................................  48

         SECTION 6.01.     Events of Default..............................  48
         SECTION 6.02.     Acceleration of Maturity;
                           Rescission and Annulment.......................  50
         SECTION 6.03.     Remedies.......................................  51
         SECTION 6.04.     Indenture Trustee May File Proofs
                           of Claim.......................................  51
         SECTION 6.05.     Indenture Trustee May Enforce
                           Claims Without Possession of
                           Notes..........................................  52
         SECTION 6.06.     Application of Money Collected.................  53
         SECTION 6.07.     Limitation on Suits............................  54
         SECTION 6.08.     Unconditional Right of Noteholders
                           to Receive Payment.............................  55
         SECTION 6.09.     Restoration of Rights and
                           Remedies.......................................  55
         SECTION 6.10.     Rights and Remedies Cumulative.................  55
         SECTION 6.11.     Delay or Omission Not Waiver...................  56
         SECTION 6.12.     Control by Noteholders.........................  56
         SECTION 6.13.     Waiver of Events of Default....................  57
         SECTION 6.14.     Waiver of Stay or Extension Laws...............  57
         SECTION 6.15.     Sale of Trust Estate...........................  57

                                                                           Page
                                                                           ----
ARTICLE VII    THE INDENTURE TRUSTEE......................................   59

     SECTION 7.01.     Certain Duties and
                       Responsibilities...................................   59
     SECTION 7.02.     Notice of Defaults or Events of
                       Default............................................   60
     SECTION 7.03.     Certain Rights of Indenture
                       Trustee............................................   61
     SECTION 7.04.     Not Responsible for Recitals or
                       Issuance of Notes..................................   62
     SECTION 7.05.     Money Held in Trust................................   62
     SECTION 7.06.     Compensation, Reimbursement, etc...................   62
     SECTION 7.07.     Corporate Indenture Trustee
                       Required; Eligibility..............................   63
     SECTION 7.08.     Resignation and Removal;
                       Appointment of Successor...........................   63
     SECTION 7.09.     Acceptance of Appointment by
                       Successor..........................................   64
     SECTION 7.10.     Merger, Conversion, Consolidation
                       or Succession to Business..........................   65
     SECTION 7.11.     Co-trustees and Separate Indenture
                       Trustees...........................................   65
     SECTION 7.12.     Indenture Trustee to Hold
                       Contracts..........................................   67
     SECTION 7.13.     Request for Opinion of Counsel.....................   67
     SECTION 7.14.     Financing Statements...............................   67
     SECTION 7.15.     Power of Attorney..................................   67

ARTICLE VIII   COVENANTS..................................................   68

     SECTION 8.01.     Payment of Principal and
                       Interest...........................................   68
     SECTION 8.02.     Maintenance of Office or Agency;
                       Chief Executive Office.............................   68
     SECTION 8.03.     Money for Payments to Noteholders
                       to be Held in Trust................................   68
     SECTION 8.04.     Corporate Existence; Merger;
                       Consolidation, etc.................................   69
     SECTION 8.05.     Protection of Trust Estate;
                       Further Assurances.................................   70
     SECTION 8.06.     Reserved...........................................   71
     SECTION 8.07.     Performance of Obligations;
                       Receivables Acquisition
                       Agreement..........................................   71
     SECTION 8.08.     Negative Covenants.................................   72
     SECTION 8.09.     Information as to the Issuer.......................   73
     SECTION 8.10.     Taxes..............................................   74
     SECTION 8.11.     Indemnification....................................   75
     SECTION 8.12.     Certificates of Title..............................   75

ARTICLE IX     AMENDMENTS AND SUPPLEMENTAL INDENTURES.....................   76

                                                                                Page
                                                                                ----
         SECTION 9.01.    Amendments and Supplemental
                          Indentures............................................  76
         SECTION 9.02.    Execution of Amendments and
                          Supplemental Indentures...............................  76
         SECTION 9.03.    Effect of Amendments and
                          Supplemental Indentures...............................  77
         SECTION 9.04.    Reference in Notes to Amendments
                          and Supplemental Indentures...........................  77

ARTICLE X         REDEMPTION OF NOTES...........................................  77

         SECTION 10.01.   Optional Redemption; Election to
                          Redeem................................................  77
         SECTION 10.02.   Notice to Indenture Trustee...........................  78
         SECTION 10.03.   Notice of Redemption by the
                          Issuer................................................  78
         SECTION 10.04.   Deposit of the Redemption Price.......................  78
         SECTION 10.05.   Notes Payable on Redemption Date......................  79

ARTICLE XI        SATISFACTION AND DISCHARGE....................................  79

         SECTION 11.01.   Satisfaction and Discharge of
                          Indenture.............................................  79
         SECTION 11.02.   Application of Trust Money............................  80

SCHEDULE 1 - Contract Schedule
SCHEDULE 2 - Amortization Schedule

EXHIBIT A       -         Form of [Class A] Notes
EXHIBIT B       -         Form of [Class B] Notes
EXHIBIT C       -         Form of Class C Notes

                                   INDENTURE

          This INDENTURE dated as of _____________, 199__, is between CHEVY CHASE BANK, F.S.B., a _____________ corporation (herein called the "Issuer"), and ___________________________, a national banking association, as trustee (herein called the "Indenture Trustee").



                            RECITALS OF THE ISSUER

     The Issuer has duly authorized the issue of $_____________ in aggregate principal amount of its _____% Auto Receivables Backed Notes, [Class A] (the "[Class A] Notes") and $_____________ _____% Auto Receivables Backed Notes, [Class B] (the "[Class B] Notes" and together with the [Class A] Notes, the "Offered Notes") of substantially the tenor hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture.

     The Issuer may, from time to time, subject to certain conditions set forth herein, enter into a Supplement directing the issuance of a third class of Notes (the "[Class C] Notes" and together with the Offered Notes, the "Notes") which will be subordinate to the [Class A] Notes and to the [Class B] Notes.

     All things necessary to make the Notes, when executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders, as follows:

                                GRANTING CLAUSE

     The Issuer hereby Grants to the Indenture Trustee, for the benefit and security of the Noteholders, all of the Issuer's right, title and interest in and to (a) the Initial Contracts and all Contract Payments, [Repurchase Amounts,] Prepayment Amounts and other amounts now due or hereafter becoming due with respect thereto (other than any prepayments of rent required pursuant to the terms of any Initial Contract at or before the commencement of the Contract and any payments due before the Cut-Off Date for such Initial Contract), (b) any and all Additional Contracts or Substitute Contracts and all Contract Payments, [Repurchase Amounts,] Prepayment Amounts and other amounts now due or hereafter becoming due with respect thereto (other than any prepayments of rent required pursuant to the terms of any Additional Contract or Substitute Contract at or before the commencement of any such Additional Contract or Substitute Contract and any payments due before the related Cut-Off Date for such Additional Contract or Substitute Contract), (c) all rights of the Issuer to or under any guarantees of or collateral for the Obligor's obligations under any Contract, [(d) all Vehicles at any time subject to any Contract,] (e) all moneys from time to time held by the Indenture Trustee pursuant to Section
3.01 hereof pending deposit in one of the accounts referred to therein, (f) all moneys from time to time on deposit in the Collection Account, including all investments and income from the investment of such moneys, (g) all moneys from time to time on deposit in the Reserve Account, including all investments and income from the investment of such moneys, (h) all moneys from time to time on deposit in the Pre-Funding Account, including all investments and income from the investment of such moneys, (i) all moneys from time to time on deposit in the Capitalized Interest Account, including all investments and income from the investment of such moneys, (j) all rights of the Issuer under the Receivables Acquisition Agreement, (k) all rights of the Issuer under any program agreement, purchase agreement, assignment agreement or other document pursuant to which the Originator acquired an interest in any Contract and the Vehicles subject thereto, and (l) all proceeds of any of the foregoing. Such Grant is made in trust to secure (i) the payment of all amounts due on the Notes in accordance with their terms, equally and ratably without prejudice, priority, or distinction between any Note of the same class and any other Note of the same class by reason of differences in time of issuance or otherwise, except as otherwise may be provided in this Indenture or any Supplement, (ii) the payment of all other sums payable under this Indenture with respect to the Notes and
(iii) compliance with the provisions of this Indenture and any Supplement with respect to the Notes.

     The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders may be adequately and effectively protected as hereinafter provided.

                                  ARTICLE 1.


                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

          SECTION 1.0.1.  General Definitions.
                          -------------------

          Except as otherwise specified or as the context may otherwise require, the following terms have the meanings set forth below for all purposes of this Indenture and any Supplement, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          Accrual Date:  ____________, 199__
          ------------

          Act:  with respect to any Noteholder, as defined in Section 1.04.
          ---

          Additional Contract:  each separate installment sale contract and each
          -------------------
contract schedule acquired by the Issuer from the Originator out of funds on deposit in the Pre-Funding Account pursuant to the related Additional Contract Transfer Agreement.

          Additional Contract Transfer Agreement: as provided in Section ____ of
          --------------------------------------
the Receivables Acquisition Agreement.

          Additional Contract Transfer Date: the date specified in each
          ---------------------------------
Additional Contract Transfer Agreement.

          Affiliate: of any specified Person, any other Person (i) which
          ---------
directly or indirectly controls, or whose directors or officers directly or indirectly control, or is controlled by, or is under common control with, such specified Person, (ii) which beneficially owns or holds, or whose directors or officers beneficially own or hold, 25% or more of any class of the Voting Stock (or, in the case of an entity that is not a corporation, 25% of the equity interest) of such specified Person, or (iii) 25% or more of the Voting Stock (or, in the case of an entity that is not a corporation, 25% of the equity interest) of which is owned or held by such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

          Aggregate Implicit Contract Balance:  means, with respect to any
          -----------------------------------
Calculation Date, the sum of the Implicit Contract Balances of all Contracts.

          Authorized Officer: with respect to any matter, any officer of or
          ------------------
other Person representing the Issuer, the Originator, the Servicer, the Indenture Trustee or a Noteholder, as the case may be, who is authorized to act for that party.

          Available Funds: means, with respect to each Payment Date, the
          ---------------
collections from the immediately preceding Collection Period on deposit in the Collection Account.

          Business Day: any day that is not a Saturday, Sunday or other day on
          ------------
which commercial banking institutions in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to remain closed.

          Calculation Date:  the first day of any calendar month.
          ----------------

          Capitalized Interest Account: the account by that name established and
          ----------------------------
maintained by the Indenture Trustee pursuant to Section 3.01.

          Capitalized Interest Requirement:  means, with respect to each Payment
          --------------------------------
Date, the excess, if any, of (x) the interest due on the Notes on such Payment Date over (y) the sum of (i) one-month's interest on the Implicit Contract Balance of all Contracts as of the close of business on the last day of the immediately preceding Collection Period, calculated at the Weighted Average Note Rate and (ii) any Pre-Funding Earnings to be transferred to the Collection Account on such Payment Date pursuant to Section 3.06(c) hereof.

          Capital Stock: as defined in Section ____ of the Receivables
          -------------
Acquisition Agreement.

          [Class A] Distribution Account:  the account or accounts by that name
          ------------------------------
established and maintained by the Indenture Trustee pursuant to Section 3.01.

          [Class A] Monthly Interest:  means, for the initial Payment Date, one-
          --------------------------
twelfth of the product of the [Class A] Note Rate and the initial [Class A] Note Balance, and for any subsequent Payment Date, one-twelfth of the product of (a) the [Class A] Note Rate and (b) the sum of (i) the Outstanding [Class A] Note Balance as of the immediately preceding Payment Date (after giving effect to all payments of [Class A] Monthly Principal and [Class A] Overdue Principal made on such immediately preceding Payment Date) and (ii) any [Class A] Overdue Interest.

          [Class A] Monthly Principal: with respect to all of the Contracts for
          ----------------------------
any Payment Date, the product of (x) the sum of (i) the Contract Payments due during the related Collection Period minus the aggregate of the Monthly Contract Yield for all Contracts, (ii) for each Contract that is a Defaulted Contract, the Implicit Contract Balance and (iii) for each Contract that is the subject of a prepayment (provided that such Prepayment Amount has actually been deposited in the Collection Account), an amount equal to the Implicit Contract Balance immediately prior to prepayment and (y) the [Class A] Percentage. To the extent that an amount is included in any of clauses (i) through (iii) above, such amount shall not be included in any other such clause for purposes of calculating the [Class A] Monthly Principal.

          [Class A] Noteholder: at any time, any Person in whose name a [Class
          --------------------
A] Note is registered in the Note Register.

          [Class A] Note Balance: means, as of the Closing Date, $_____________
          ----------------------
and thereafter, as of each Payment Date, an amount equal to the initial [Class A] Note Balance reduced by all payments on the [Class A] Notes pursuant to
Section 3.04(b)(vi) hereof.

          [Class A] Note Rate: the rate at which interest accrues on the [Class
          -------------------
A] Notes, which rate shall be ____% per annum.

          [Class A] Notes:  any [Class A] Notes described in Article II of, and
          ---------------
authorized by, and authenticated and delivered under, this Indenture.

          [Class A] Overdue Interest: with respect to any Payment Date, the
          --------------------------
excess, if any, of (a) the aggregate amount of [Class A] Monthly Interest due on all prior Payment Dates over (b) the aggregate amount of [Class A] Monthly Interest (from whatever source) actually paid to [Class A] Noteholders on all prior Payment Dates.

          [Class A] Overdue Principal: with respect to any Payment Date, the
          ---------------------------
excess, if any, of (a) the aggregate amount of [Class A] Monthly Principal due on all prior Payment Dates over (b) the aggregate amount of [Class A] Monthly Principal (from whatever source) actually paid to [Class A] Noteholders on all prior Payment Dates.

          [Class A] Percentage:  _____%.
          --------------------

          [Class B] Distribution Account:  the account or accounts by that name
          ------------------------------
established and maintained by the Indenture Trustee pursuant to Section 3.01.

          [Class B] Monthly Interest:  means, for the initial Payment Date, one-
          --------------------------
twelfth of the product of the [Class B] Note

Rate and the initial [Class B] Note Balance, and for any subsequent Payment Date, one-twelfth of the product of (a) the [Class B] Note Rate and (b) the sum of (i) the Outstanding [Class B] Note Balance as of the immediately preceding Payment Date (after giving effect to all payments of [Class B] Monthly Principal and [Class B] Overdue Principal made on such immediately preceding Payment Date) and (ii) any [Class B] Overdue Interest.

          [Class B] Monthly Principal: with respect to all of the Contracts for
          ---------------------------
any Payment Date, the product of (x) the sum of (i) the Contract Payments due during the related Collection Period minus the aggregate of the Monthly Contract Yield for all Contracts, (ii) for each Contract that is a Defaulted Contract, the Implicit Contract Balance and (iii) for each Contract that is the subject of a prepayment (provided that such Prepayment Amount has actually been deposited in the Collection Account), an amount equal to the Implicit Contract Balance immediately prior to prepayment and (y) the [Class B] Percentage. To the extent that an amount is included in any of clauses (i) through (iii) above, such amount shall not be included in any other such clause for purposes of calculating the [Class B] Monthly Principal.

          [Class B] Noteholder: at any time, any Person in whose name a [Class
          --------------------
B] Note is registered in the Note Register.

          [Class B] Note Balance: means, as of the Closing Date, $_____________
          ----------------------
and thereafter, as of each Payment Date, an amount equal to the initial [Class B] Note Balance reduced by all payments on the [Class B] Notes pursuant to
Section 3.04(b)(vii) hereof.

          [Class B] Note Rate: the rate at which interest accrues on the [Class
          -------------------
B] Notes, which rate shall be _____% per annum.

          [Class B] Notes:  any [Class B] Notes described in Article II of, and
          ---------------
authorized by, and authenticated and delivered under, this Indenture.

          [Class B] Overdue Interest: with respect to any Payment Date, the
          --------------------------
excess, if any, of (a) the aggregate amount of [Class B] Monthly Interest due on all prior Payment Dates over (b) the aggregate amount of [Class B] Monthly Interest (from whatever source) actually paid to [Class B] Noteholders on all prior Payment Dates.

          [Class B] Overdue Principal: with respect to any Payment Date, the excess, if any, of (a) the aggregate amount of [Class B] Monthly Principal due on all prior Payment Dates over (b) the aggregate amount of [Class B] Monthly Principal

(from whatever source) actually paid to [Class B] Noteholders on all prior Payment Dates.

          [Class B] Percentage:  _____%.
          --------------------

          [Class C] Distribution Account: the account or accounts by that name
          ------------------------------
established and maintained by the Indenture Trustee pursuant to Section 3.01.

          [Class C] Monthly Interest: means, for the initial Payment Date of the
          --------------------------
[Class C] Notes, if any, one-twelfth of the product of the [Class C] Note Rate and the Initial [Class C] Note Balance, and for any subsequent Payment Date, one-twelfth of the product of (a) the [Class C] Note Rate and (b) the sum of (i) the Outstanding [Class C] Note Balance as of the immediately preceding Payment Date (after giving effect to all payments of [Class C] Monthly Principal and [Class C] Overdue Principal made on such immediately preceding Payment Date) and
(ii) any [Class C] Overdue Interest.

          [Class C] Monthly Principal: with respect to all of the Contracts for
          ---------------------------
any Payment Date, the product of (x) the sum of (i) the Contract Payments due during the related Collection Period minus the aggregate of the Monthly Contract Yield for all Contracts, (ii) for each Contract that is a Defaulted Contract, the Implicit Contract Balance and (iii) for each Contract that is the subject of a prepayment (provided that such Prepayment Amount has actually been deposited in the Collection Account), an amount equal to the Implicit Contract Balance immediately prior to prepayment and (y) the [Class C] Percentage. To the extent that an amount is included in any of clauses (i) through (iii) above, such amount shall not be included in any other such clause for purposes of calculating the [Class C] Monthly Principal.

          [Class C] Noteholder: at any time, any Person in whose name a [Class
          --------------------
C] Note is registered in the Note Register.

          [Class C] Note Balance: means an amount equal to the Initial [Class C]
          ----------------------
Note Balance reduced by all payments on the [Class C] Notes pursuant to Section 3.04(b)(viii) hereof.

          [Class C] Note Rate: the rate at which interest accrues on the [Class
          -------------------
C] Notes, which rate shall be established on the date of original issuance of the [Class C] Notes in the related Supplement.

          [Class C] Notes:  any [Class C] Notes described in Article II of, and
          ---------------
authorized by, and authenticated and delivered under, this Indenture and the related Supplement.

          [Class C] Overdue Interest: with respect to any Payment Date, the
          --------------------------
excess, if any, of (a) the aggregate amount of [Class C] Monthly Interest due on all prior Payment Dates over (b) the aggregate amount of [Class C] Monthly Interest (from whatever source) actually paid to [Class C] Noteholders on all prior Payment Dates.

          [Class C] Overdue Principal: with respect to any Payment Date, the
          ---------------------------
excess, if any, of (a) the aggregate amount of [Class C] Monthly Principal due on all prior Payment Dates over (b) the aggregate amount of [Class C] Monthly Principal (from whatever source) actually paid to [Class C] Noteholders on all prior Payment Dates.

          [Class C] Percentage:  a specified percentage of the Initial Aggregate
          --------------------
Balance, as determined on the date of issuance of the [Class C] Notes, not to exceed _____%.

          Closing Date:  ______________, 199__.
          ------------

          Collection Account: the account or accounts by that name established
          ------------------
and maintained by the Indenture Trustee pursuant to Section 3.01.

          Collection Period: with respect to a Payment Date, the period from the
          -----------------
first day of the calendar month immediately preceding the month in which such Payment Date occurs through the last day of such calendar month.

          Contract:  at any time, each Initial Contract, Substitute Contract and
          --------
Additional Contract subject to the lien of this Indenture; provided, that, for
                                                           --------
purposes of calculating the [Class A] Monthly Principal, the [Class B] Monthly Principal or the [Class C] Monthly Principal with respect to any Payment Date,
(i) any Contract released from the lien of this Indenture pursuant to Sections
4.01 or 4.02 hereof following the Indenture Trustee's receipt of a Default Payment shall, notwithstanding such release, be deemed to be a Contract hereunder to and including the Payment Date next following the date on which such Default Payment was received and (ii) any other Contract released from the lien of this Indenture following the Indenture Trustee's receipt of the final Contract Payment, or a Prepayment Amount shall, notwithstanding such release, be deemed to be a Contract to and including the Payment Date next following the Contract Payment Period during which such final Contract Payment was received.

          Contract Payment:  each periodic installment payable by a Obligor
          ----------------
under a Contract (excluding any Excess Contract Receivables). Prepayment Amounts, prepayments required pursuant to the terms of a Contract at or before the commencement of the Contract, payments becoming due before the

Cut-Off Date and supplemental or additional payments required by the terms of a Contract with respect to taxes, insurance, maintenance, indemnities, or other specific charges shall not be Contract Payments hereunder.

          Contract Payment Period:  with respect to any Payment Date and the
          -----------------------
Determination Date with respect thereto, the calendar month prior to the month in which such Payment Date and such Determination Date occur.

          Corporate Trust Office:  the principal corporate trust office of the
          ----------------------
Indenture Trustee located at ________________________________, or at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Issuer.

          Cut-Off Date:  as defined in Section _____ of the Note Agreement.
          ------------

          Default: any occurrence that is, or with notice or the lapse of time
          -------
or both would become, an Indenture Event of Default.

          Defaulted Contract: any Contract with respect to which either (i) four
          ------------------
Contract Payments are due and unpaid as of any Calculation Date or (ii) the Servicer has declined to advance any delinquent Contract Payment in accordance with Section _____ of the Receivables Acquisition Agreement on the grounds that such advance would be a Nonrecoverable Advance or (iii) such Contract has been rejected by or on behalf of the Obligor in a bankruptcy proceeding.

          Default Payment: any payment made with respect to a Defaulted Contract
          ---------------
(i) by the Obligor under or with respect to such Contract (or by the application of any security deposit or other monies owed or belonging to such Obligor) as actual, liquidated or punitive damages resulting from the breach of such Contract, (ii) by a transfer to the Collection Account pursuant to Section 3.04, or (iii) by the Servicer or the Indenture Trustee from the proceeds of any disposition of the Vehicle subject to such Contract. Contract Payments for any Contract Payment Period prior to a Contract becoming a Defaulted Contract are not Default Payments.

          Default Pay-Through Amount: with respect to any Contract with respect
          --------------------------
to which a Default Payment is made or due, an amount equal to the Implicit Contract Balance of such Contract as of the Payment Date immediately following the first Determination Date on which such Contract was a Defaulted Contract.

          Delinquency Condition: the condition which exists on and as of any
          ----------------------
Payment Date or on and as of the related

Determination Date if (x) the aggregate of the Contract Payments due during the related Contract Payment Period under all Contracts with respect to which any Contract Payment or portion thereof was overdue as of each of the two immediately preceding Payment Dates (after excluding any such Contract Payment which was paid in full prior to the related Determination Date) exceeds (y) ____ percent of the aggregate of the Contract Payments due during the related Contract Payment Period under all Contracts. If a Delinquency Condition exists on any Payment Date, such Delinquency Condition shall be deemed to continue to and include the day immediately preceding the next Payment Date.

          Delinquency Payment: any payment made with respect to a Delinquent
          -------------------
Contract in an amount equal to all or part of any specific Contract Payment due with respect to such Contract (i) by the Servicer pursuant to Section ____ of the Receivables Acquisition Agreement or (ii) by a transfer to the Collection Account pursuant to Section 3.04.

          Delinquent Contract: as of any Determination Date, any Contract (other
          -------------------
than a Contract which became a Defaulted Contract prior to such Determination
Date) with respect to which the Obligor has not paid all Contract Payments then due.

          Determination Date: with respect to any Payment Date, the [_____]
          ------------------
Business Day immediately preceding such Payment Date.

          Discount Rate:  _____% per annum, which rate represents the Weighted
          -------------
Average Note Rate plus the Servicing Fee Rate on an annualized basis.

          Eligible Account:  any one or more of the following accounts:
          ----------------

              (i) an account maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least A by the Rating Agency at the time of any deposit therein (or, if such obligations are, at the time of such deposit, not rated by the Rating Agency, its equivalent rating from one other nationally recognized rating agency); or

             (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company subject to regulations regarding collateralized fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b).

          Eligible Investments:  any one or more of the following obligations or
          --------------------
securities:

            (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

            (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any commercial bank, depository institution or trust company (including the Indenture Trustee acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof provided, that (x) such
                                                       --------
     commercial bank, depository institution or trust company shall have a combined capital and surplus of at least $500,000,000 and be subject to supervision and examination by federal and/or state banking authorities and
     (y) at the time of such investment or contractual commitment providing for such investment such commercial bank, depository institution or trust company has a long-term unsecured debt rating of at least AA issued by the Rating Agency (or, if such obligations are, at the time of such deposit, not rated by the Rating Agency, its equivalent rating from one other nationally recognized agency) (or, in the case of a commercial bank or depository institution which is the principal subsidiary of a holding company, such holding company has a short-term credit rating of at least _____ issued by the Rating Agency (or, if such obligations are, at the time of such deposit, not rated by the Rating Agency, its equivalent rating from one other nationally recognized rating agency) and (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

            (iii) repurchase obligations with respect to and collateralized by
     (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in each case entered into with a depository institution or trust company (acting as principal) of the type described in clause (ii) above, provided that the Indenture Trustee has taken delivery of such
            --------
     security;

            (iv) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations) payable on demand or on a specified date not more than 270 days after the date of issuance thereof having a short-term credit rating of at least ____ from the Rating Agency (or, if such obligations are, at the time of such deposit, not rated by the Rating Agency, its equivalent rating from one other nationally recognized rating agency) at the time of such investment; and

            (v) shares with a constant net asset value in a mutual fund investing solely in short-term securities of the United States government and having the highest short-term credit rating of at least Duff-1 from the Rating Agency (or, if such obligations are, at the time of such deposit, not rated by the Rating Agency, its equivalent rating from one other nationally recognized rating agency) which shares are freely transferable by the holder on a daily basis.

            Excess Collections: as of each Payment Date, the amount on deposit
            ------------------
in the Collection Account after payments to the Servicer, [Class A] Noteholders and [Class B] Noteholders.

            Excess Contract Receivables:  with respect to any Excess Receivables
            ---------------------------
Contract and any Payment Date, the excess, if any, of (x) the Contract Payment with respect to such Contract over (y) the amount which would have been received with respect to such Contract during the Contract Payment Period with respect to such Payment Date if the Implicit Contract Balance of such Contract or its Predecessor Contract, in the case of a Substitute Contract, on the Closing Date had equalled _____% of the Initial Aggregate Balance, which amount with respect to each Initial Contract is set forth on Schedule 1 hereto.

            Excess Receivables Contract:  any Initial Contract which at the
            ---------------------------
Closing Date has an Implicit Contract Balance in excess of _____% of the Initial Aggregate Balance, any Additional Contract which at the related Additional Contract Transfer Date has an Implicit Contract Balance in excess of _____% of the Initial Aggregate Balance and any Substitute Contract substituted pursuant to Section ____ of the Receivables Acquisition Agreement for a Predecessor Contract which is an Excess Receivables Contract.

            Final Additional Closing Date: three months following the end of the
            -----------------------------
month which includes the Closing Date.

            Financing Statement:  as defined in Section ____ of the Note
            -------------------
Agreement.

            Grant:  grant, bargain, sell, convey, assign, transfer, mortgage,
            -----
pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. The Grant of the Trust Estate effected by this Indenture shall include all rights, powers, and options (but none of the obligations) of the Issuer with respect thereto, including, without limitation, the immediate and continuing right to claim for, collect, receive, and give receipts for Contract Payments in respect of the Contracts and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers, amendments or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Issuer or otherwise, to terminate a contract pursuant to the terms thereof, and generally to do and receive anything that the Issuer is or may be entitled to do or receive thereunder or with respect thereto.

            Implicit Contract Balance: means, with respect to a Contract, the
            -------------------------
present value of all Contract Payments that become due thereon on or after the immediately preceding Calculation Date, discounted monthly at the product of (i) one-twelfth and (ii) the Discount Rate.

            Indenture or this Indenture: this instrument as originally executed
            ---------------------------
and as from time to time supplemented or amended pursuant to the applicable provisions hereof.

            Indenture Event of Default:  as defined in Section 6.01.
            --------------------------

            Indenture Trustee: The Person named as the "Indenture Trustee" in
            -----------------
the first paragraph of this instrument until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor; provided, that the provisions of Section 7.06 and Section 8.11, as applicable to
--------
any Person at any time serving as Indenture Trustee hereunder, shall survive (with respect to any period prior to the date of such termination) the termination of such Person's status as Indenture Trustee hereunder and the succession of any other Person to such status.

            Initial Aggregate Balance: an amount equal to $_____________,
            -------------------------
calculated as the sum of the Initial Aggregate Implicit Contract Balance and the Original Pre-Funded Amount.

            Initial Aggregate Implicit Contract Balance:  an amount equal to
            -------------------------------------------
$_______________.

            Initial [Class C] Note Balance: an amount equal to the product of
            ------------------------------
(x) $_____________ minus all principal theretofore paid by the Trustee to the
                   -----
[Class A] Noteholders, the [Class B] Noteholders or the Issuer and (y) the [Class C] Percentage.

            Initial Contract:  each separate installment sale contract and each
            ----------------
contract schedule described in Schedule 1 hereto, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

            Initial Deposit:  the initial amount, equal to _____% of the Initial
            ---------------
Aggregate Balance, to be deposited by the Trustee in the Reserve Account.

            Insurance Policy: any insurance policy required to be maintained by
            ----------------
the Obligor pursuant to the related Contract that covers physical damage to the Vehicle or any liability arising out of the use of such Vehicle.

            Insurance Proceeds: any proceeds of an Insurance Policy not applied
            ------------------
to repair or replacement of a Vehicle.

            Issuer Order or Issuer Request: a written order or request delivered
            ------------    --------------
to the Indenture Trustee and signed in the name of the Issuer by an Authorized Officer.

            Lockbox Account:  as defined in Section 3.02(a).
            ---------------

            Lockbox Facility:  as defined in Section 3.02(a).
            ----------------

            Maturity Date:  with respect to any installment of principal of or
            -------------
interest on any Note, the date on which such installment is due and payable as therein or herein provided, whether at the Stated Maturity Date, by declaration of acceleration, or otherwise.

            Maximum Reserve Amount: means, with respect to any Payment Date, an
            ----------------------
amount equal to the lesser of (i) _____% of the Initial Aggregate Balance or
(ii) the sum of (x) the Outstanding [Class A] Note Balance and (y) the Outstanding [Class B] Note Balance less (z) the Outstanding [Class C] Note
                                   ----
Balance.

            Monthly Contract Yield:  with respect to each Contract, on any
            ----------------------
Payment Date, one-twelfth of the product of the Discount Rate and the Aggregate Implicit Contract Balance on the immediately preceding Payment Date (or the Cut-Off Date in the case of the initial Payment Date).

            Monthly Servicer Report:  the report attached as Exhibit ___ to the
            -----------------------
Receivables Acquisition Agreement.

            Nonrecoverable Advance:  as defined in Section ____ of the
            ----------------------
Receivables Acquisition Agreement.

            Note Agreement:  the agreement dated as of the date hereof between
            --------------
the Issuer and the initial purchasers of the Offered Notes with respect to the purchase and sale of the Offered Notes as the same may be modified or amended from time to time in accordance with its terms.

            Noteholder:  at any time, any Person in whose name a Note is
            ----------
registered in the Note Register.

            Note Rate:  the [Class A] Note Rate, the [Class B] Note Rate or the
            ---------
[Class C] Note Rate, as applicable.

            Note Register:  as defined in Section 2.03.
            -------------

            Notes:  any notes described in Article II of, and authorized by, and
            -----
authenticated and delivered under, this Indenture or any Supplement.

            Obligor:  the obligor under any Contract including the guarantor.
            -------

            Offered Notes:  the [Class A] Notes and the [Class B] Notes.
            -------------

            [Officers' Certificate: a certificate delivered to the Indenture
             ---------------------
Trustee and signed by the Chairman, the President, or a Vice President of the Issuer, and by another Vice President, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the Issuer who is not the same Person as the other officer signing such certificate.]

            Opinion of Counsel:  a written opinion, which shall be satisfactory
            ------------------
in form and substance to the Indenture Trustee, of counsel who may, except as otherwise expressly provided in this Indenture, be inside or outside counsel for the Issuer and who shall be satisfactory to the Indenture Trustee.

            Optional Redemption: prepayment of the Offered Notes, in their
            -------------------
entirety, by the Issuer, without premium, on any Payment Date when the Outstanding [Class A] Note Balance is less than or equal to _____% of the initial [Class A] Note Balance and the Outstanding [Class B] Note Balance is less than or equal to _____% of the initial [Class B] Note Balance (after giving effect to payments of principal on such Payment Date).

            Original Capitalized Interest Amount: means the amount deposited in
            ------------------------------------
the Capitalized Interest Account on the Closing Date pursuant to Section 3.07(a) of this Indenture.

            Original Pre-Funded Amount: means the amount deposited in the Pre-
            --------------------------
Funding Account on the Closing Date pursuant to Section 3.06(a) of this Indenture.

            Originator: _______________, a _____________ organized and existing
            ----------
under the laws of the State of ___________________, and its successors.

            Outstanding: with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture or any Supplement except:

               (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee in trust for the holders such Notes; and

               (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture or any Supplement unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation;

provided, however, that in determining whether the holders of Notes evidencing
--------  -------
the requisite percentage of Voting Rights have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, (i) Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded and
(ii) Notes owned by the Indenture Trustee or any Affiliate of the Indenture Trustee shall be disregarded and deemed not to be Outstanding for purposes of determining whether the requisite holders of the Notes have voted in favor of any action or matter to be approved by them in accordance with Section 7.08 hereof.

            Overfunded Interest Amount: means, with respect to each Payment
            --------------------------
Date, the excess of (A) the amount on deposit in the Capitalized Interest Account (after giving effect to any withdrawals on such Payment Date from the Capitalized Interest Account pursuant to Section 3.07(b) of this Indenture) over
(B) the product of (i) one twelfth, (ii) the Weighted Average Note Rate, (iii) the number of months remaining in the maximum Funding Period and (iv) the excess of (x) the amount on deposit in the Pre-Funding Account as of the immediately preceding Payment Date (excluding Pre-Funding Earnings) (or, in the case of the initial Payment Date, the Original Pre-Funded Amount) over (y) the amount on deposit in the Pre-Funding Account on such Payment Date (excluding Pre-Funding Earnings).

            Payment Date:  the [_____________] day of each month (or if such
            ------------
date is not a Business Day, the next succeeding

Business Day), commencing ____________, 199__, and ending with the Stated Maturity Date.

            Person:  any individual, corporation, partnership, joint venture,
            ------
association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            Predecessor Contract:  with respect to any Substitute Contract
            --------------------
acquired by the Issuer by substitution pursuant to Section ____ of the Receivables Acquisition Agreement, the Contract or Contracts for which such Substitute Contract or any intervening Substitute Contract has been substituted.

            Predecessor Notes:  with respect to any particular Note, every
            -----------------
previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.04 in lieu of a lost, destroyed or stolen Note (or a mutilated Note surrendered to the Indenture Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Note (or a mutilated Note surrendered to the Indenture Trustee).

            Pre-Funded Amount: with respect to any Determination Date, the
            -----------------
amount on deposit in the Pre-Funding Account.

            Pre-Funding Account:  the account or accounts by that name
            -------------------
established and maintained by the Indenture Trustee pursuant to Section 3.01.

            Pre-Funding Earnings: the actual investment earnings earned on the
            --------------------
Pre-Funding Account during each Collection Period.

            Prepayment Amount: means, with respect to any Contract, the sum of
            -----------------
(1) the Implicit Contract Balance as of the first day of the Collection Period preceding such prepayment, together with one month of interest thereon at the Discount Rate, (2) any unreimbursed Servicer Advances with respect to such Contract and (3) any Contract Payments due and outstanding under such Contract that are not the subject of a Servicer Advance.

            Prepayment Premium: means the greater of (i) zero and (ii) the
            ------------------
excess of (A) the product of (1) the present value of the remaining payments on the Outstanding [Class A] Notes, the Outstanding [Class B] Notes or the Outstanding [Class C] Notes, as applicable, discounted on a monthly basis (assuming a calendar year consisting of twelve 30-day months) at a discount rate equal to the sum of (x) the rate on U.S. Treasury securities with a remaining maturity equal to the weighted average life of the prepaid principal plus (y) _____%, and (2) a fraction, the numerator of which is the prepaid principal and the denominator of which is the Outstanding [Class A] Note Balance, the Outstanding [Class B] Note Balance or the Outstanding [Class C] Note Balance, as applicable, over (B) the prepaid principal. A Prepayment Premium shall be payable only pursuant to Section 2.01(c) and (d) hereof.

            Purchaser: an initial purchaser of Offered Notes under the Note
            ---------
Agreement.

            Rating Agency:  _________________ and any successor thereto.
            -------------

            Receivables Acquisition Agreement:  the Receivables Acquisition
            ---------------------------------
Agreement dated as of the date hereof between the Issuer and the Originator, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

            Record Date: with respect to any Payment Date, the last Business Day
            -----------
of the month immediately preceding such Payment Date.

            Redemption Date: with respect to any redemption of Offered Notes, a
            ---------------
date fixed pursuant to Section 10.01.

            Redemption Price:  with respect to any Offered Note, and as of any
            ----------------
redemption date fixed by the Indenture Trustee, the Outstanding [Class A] Note Balance or the Outstanding [Class B] Note Balance, as applicable, of such Offered Note, together with interest accrued thereon to such redemption date at the [Class A] Note Rate or the [Class B] Note Rate, as applicable (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made to the holder of such Note on the applicable Record Date or as otherwise provided herein).

            Redemption Record Date: with respect to any redemption of Offered
            ----------------------
Notes, a date fixed pursuant to Section 10.01.

            [Repurchase Amount:  an amount equal to the sum of (1) the Implicit
             -----------------
Contract Balance as of the first day of the Collection Period preceding such repurchase, together with one month of interest thereon at the Discount Rate,
(2) any unreimbursed Servicer Advances with respect to such Contract and (3) any Contract Payments due and outstanding under such Contract that are not the subject of a Servicer Advance.]

            Required Deposit Date:  as defined in Section 3.02(b).
            ---------------------

            Required Payments: the payments required pursuant to clauses (i),
            -----------------
(ii) and (iii) of Section 3.04(b) hereof.

            Reserve Account:  the account or accounts by that name established
            ---------------
and maintained by the Indenture Trustee pursuant to Section 3.01.

            Reserve Account Payment: as of any Payment Date, an amount equal to
            -----------------------
the excess, if any, of Required Payments over the amount on deposit in the Collection Account.

            Responsible Officer:  with respect to the Indenture Trustee, any
            -------------------
officer regularly engaged in the administration or supervision of corporate trust accounts and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            Restricting Event:     as of any Payment Date or as of the related
            -----------------
Determination Date, the occurrence and continuance of a Delinquency Condition on
(i) such Payment Date, (ii) such related Determination Date or (iii) any of the five previous Payment Dates.

            Servicer:  the Originator and any Successor Servicer appointed
            --------
pursuant to the terms hereof and of the Receivables Acquisition Agreement.

            Servicer Advance:  as defined in Section ____ of the Receivables
            ----------------
Acquisition Agreement.

            Servicer Event of Default:  as defined in Section ____ of the
            -------------------------
Receivables Acquisition Agreement.

            Servicer Order:  a written order or request delivered to the
            --------------
Indenture Trustee and signed in the name of the Servicer by an Authorized
Officer.

            Servicing Fee:  an amount equal to the sum of (a) the product of
            -------------
  (i) one-twelfth, (ii) the Servicing Fee Rate and (iii) the Aggregate Implicit Contract Balance as of the beginning of the previous Collection Period, (b) late payment fees and certain other fees paid by the Obligors during the previous Collection Period and (c) any investment earnings on amounts held in the Collection Account.

            Servicing Fee Rate:  _____%.
            ------------------

            Sponsor: Chevy Chase Bank, F.S.B., a corporation organized and
            -------
existing under the laws of the State of _______, and its successors.

            Stated Maturity Date:  the date on which the entire unpaid principal
            --------------------
amount of the Notes is due and payable, which date is ________ __, 199__.

            Substitute Contract: each separate installment sale contract and
            -------------------
each contract schedule substituted for another Contract pursuant to the provisions of Section ____ of the Receivables Acquisition Agreement, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

            Successor Servicer: the Indenture Trustee or any successor to the
            ------------------
Servicer pursuant to the Receivables Acquisition Agreement.

            Supplement: with respect to the [Class C] Notes, if any are issued,
            ----------
a supplement to this Indenture complying with the terms of Section 2.05 hereof.

            Transaction Payment Amount:  for each Required Deposit Date, the
            --------------------------
amount of all Contract Payments, Excess Contract Receivables, Delinquency Payments, Default Payments, Prepayment Amounts and other payments on or in respect to a Contract received by the Trustee in the Lockbox Facility or otherwise and deposited in the Lockbox Account pursuant to Section 3.02(a) hereof and reported by the Servicer for such Required Deposit Date in accordance with Section ____ of the Receivables Acquisition Agreement.

            Trust Estate:  all Contracts, Vehicles, money, instruments, accounts
            ------------
and other property subject to or intended to be subject to the lien of this Indenture including all proceeds thereof.

            Uniform Commercial Code or UCC:  with respect to a particular
            ------------------------------
jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute thereto.

            Vehicles: each item of property, together with any replacement
            --------
parts, additions, and repairs thereto, any replacements thereof, any accessories incorporated therein and/or affixed thereto, subject to a Contract or, following expiration or termination of the Contract to which the same was previously subject, remaining subject to the lien of this Indenture in accordance with the provisions hereof.

            Voting Rights:  means, for so long as any [Class A] Notes remain
            -------------
Outstanding, 100% of the Voting Rights shall be exercised by the [Class A] Noteholders, with each [Class A] Noteholder having its proportionate percentage interest in all Voting Rights. When no [Class A]
Note is Outstanding, 100% of the Voting Rights shall be exercised by the [Class B] Noteholders, with each [Class B] Noteholder having its proportionate percentage interest in all Voting Rights. When no [Class A] Notes and [Class B] Notes are Outstanding, 100% of the Voting Rights shall be exercised by the [Class C] Noteholders, if any, with each [Class C] Noteholder having its proportionate percentage interest in all Voting Rights.

            Voting Stock:  capital stock of any class of a corporation having
            ------------
power to vote for the election of the members of the board of directors of such corporation, or persons performing similar functions (whether or not at the time stock of any class shall have or might have special voting powers or rights by reason of the happening of any contingency).

            Weighted Average Note Rate: the weighted average of the [Class A]
            --------------------------
Note Rate, the [Class B] Note Rate and the [Class C] Note Rate, calculated as of the Closing Date. For purposes of calculating the Weighted Average Note Rate, the [Class C] Note Rate shall be equal to the [Class B] Note Rate and the balance applicable thereto shall equal _____% of the Initial Aggregate Balance.

            SECTION 1.02.  Compliance Certificates and Opinions.
                           ------------------------------------

            Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture or any Supplement, other than any request that (i) the Indenture Trustee authenticate the Notes specified in such request, (ii) the Indenture Trustee invest moneys in the Collection Account, the Reserve Account, the Pre-Funding Account or the Capitalized Interest Account pursuant to the written directions specified in such request, or (iii) the Indenture Trustee pay moneys due and payable to the Issuer hereunder to the Issuer's assignee specified in such request, the Indenture Trustee may require the Issuer to furnish to the Indenture Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture or any Supplement relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture or any Supplement, no additional certificate or opinion need be furnished.

          SECTION 1.03.  Form of Documents Delivered to Indenture Trustee.
                          -----------------------------------------------

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any Officer's Certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Authorized Officers of the Issuer as to such factual matters unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion, which shall include the Noteholders as addressees thereof, and shall include a statement to the effect that such counsel believes that such counsel, the Indenture Trustee and the Noteholders may reasonably rely upon the opinion of such other counsel.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Supplement, they may, but need not, be consolidated and form one instrument.

     Wherever in this Indenture or any Supplement, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(a)(ii).

     Whenever in this Indenture or any Supplement it is provided that the absence of the occurrence and continuation of a Default or an Indenture Event of Default or a Servicer Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Indenture Event of Default or Servicer Event of Default. For all purposes of this Indenture and any Supplement, the Indenture Trustee shall not be deemed to have knowledge of any Default or Indenture Event of Default (other than an Indenture Event of Default of the kind described in clause (i) of Section 6.01) or Servicer Event of Default unless a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Issuer, the Servicer or any Noteholder.

          SECTION 1.04.  Acts of Noteholders, etc.
                         -------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or any Supplement to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, with a copy (or if expressly required an original) to the Issuer and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture or any Supplement and (subject to Section 7.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.04.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          (d) By accepting the Notes issued pursuant to this Indenture and any Supplement, each Noteholder irrevocably appoints the Indenture Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder pursuant hereto and the provisions hereof for the benefit of such Noteholder.

          SECTION 1.05.  Notices, etc., to Trustee, Servicer and Issuer
                         ----------------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document provided or permitted by this Indenture or any Supplement to be made upon, given or furnished to, or filed with, the Indenture Trustee, the Issuer or the Servicer shall be sufficient for every purpose hereunder if in writing and telexed, telecopied (with a copy of the telexed or telecopied material sent to the recipient by overnight courier on the day of the telex or telecopy), mailed, first-class postage prepaid, or hand delivered. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders or other document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. Any such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document shall be sent or delivered to the following addresses:

          (i)   if to the Indenture Trustee, at the [Corporate Trust Office],
Attention:  ________________ (Number for telecopy:  ______________;

          (ii)  if to the Issuer, at [______________________ (Number for
telecopy: ____________)], or at any other address previously furnished in writing to the Indenture Trustee and the Servicer by the Issuer;

          (iii) if to the Originator, at ________ ________________________
(Number for telecopy: (___) ________), or at any other address previously furnished in writing to the Indenture Trustee, the Issuer and the Servicer by the Originator; or

          (iv)  if to the Servicer, at ___________
___________________________________________________ (Number for telecopy:
_______________, or at any other address previously furnished in writing to the Indenture Trustee, the Issuer and the Originator by the Servicer.

          The Indenture Trustee will send to each Noteholder a copy of any notice it receives hereunder by the Business Day following the receipt thereof by the Indenture Trustee.

          SECTION 1.06.     Notice to Noteholders; Waiver.
                            -----------------------------

          (a) Where this Indenture or any Supplement provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, certified mail return-receipt requested, or sent by private courier or confirmed telecopy (with a copy of the telecopied material sent to the recipient by overnight courier on the day of the telecopy) to each Noteholder affected by such event or to whom such report is required to be mailed, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture or any Supplement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.06(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture or any Supplement, then such notification or delivery as shall be made with the approval of the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.

          SECTION 1.07.  Effect of Headings and Table of Contents.
                         ----------------------------------------

          The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.08.  Successors and Assigns.
                         ----------------------

          All covenants and agreements in this Indenture by the Issuer or the Indenture Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

          SECTION 1.09.  Severability Clause.
                         -------------------

          In case any provision in this Indenture, any Supplement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.10.  Benefits of Indenture.
                         ---------------------

          Nothing in this Indenture, any Supplement or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section
7.11 hereof and the holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.11.  Governing Law.
                         -------------

          This Indenture, any Supplement and the Notes shall be governed by, and construed in accordance with, the laws of the State of [New York], without regard to conflict of laws principles; provided that any provision of this
                                       --------
Indenture which relates to, or provides for, the rights, duties and obligations of the Indenture Trustee shall be governed by, and construed in accordance with, the laws of the State of _____________. This Indenture is not subject to the Trust Indenture Act of 1939 and shall not be governed thereby or construed in accordance therewith.

          SECTION 1.12.  Legal Holidays.
                         --------------

          In any case where any Payment Date or the Stated Maturity Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment shall be made on the immediately succeeding Business Day.

          SECTION 1.13.  Execution in Counterparts.
                         -------------------------

          This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 1.14.  Inspection.
                         ----------

          The Issuer agrees that it will permit the representatives of the Indenture Trustee or any Noteholder, during the Issuer's normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer, to make copies thereof and extracts therefrom, to cause such books to be audited by independent accountants selected by the Issuer and reasonably acceptable to the Indenture Trustee or such Noteholder, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants (and by this provision the Issuer hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Issuer or the performance of and compliance with the covenants and undertakings of the Issuer in this Indenture, the Note Agreement, the Receivables Acquisition Agreement, or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Indenture Trustee or any Noteholder during the continuance of any Default or Indenture Event of Default of any right under this Section 1.14 shall be borne by the Issuer, but any expense due to the exercise of a right by any such Person prior to the occurrence of a Default or Indenture Event of Default shall be borne by such Person.

          SECTION 1.15.  Survival of Representations and Warranties.
                         ------------------------------------------

          The representations, warranties and certifications of the Issuer made in this Indenture or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder, but unless explicitly provided to the contrary, they are made only as of the Closing Date.

                                   ARTICLE II

                                   THE NOTES

               SECTION 2.01.  General Provisions.
                              ------------------

               (a) The Notes issuable hereunder shall be issued as registered Notes in no more than [three classes] as from time to time shall be authorized by the Issuer on or before __________, 199__. The Notes of all classes shall be known and entitled generally as the "Chevy Chase Bank, F.S.B. Auto Receivables Backed Notes." The Notes of each class shall have further particular designation as the Issuer may adopt for each class, and each Note issued hereunder shall bear upon the face thereof the designation so adopted for the class to which it belongs. The Indenture Trustee is hereby authorized and directed to authenticate and deliver Notes to be issued hereunder in two classes entitled "_____% Auto Receivables Backed Notes, [Class A]" and "_____% Auto Receivables Backed Notes, [Class B]", respectively. The Issuer may, from time to time, subject to certain conditions precedent set forth in this Article II, direct the issuance of the [third class] of Notes which will be subordinate to the [Class A] Notes and to the [Class B] Notes by entering into a Supplement. The form of each class of Notes and of the Indenture Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibits A, B and C hereto, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $_____________ (of which the aggregate principal amount of the [Class A] Notes and the [Class B] Notes is $_____________) except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.03, 2.04, or 9.04. The [Class A] Notes shall be issuable only in registered form and only in denominations of at least $_____________, provided that the foregoing shall not restrict or prevent
                     --------
     the transfer or issuance in accordance with Sections 2.03 or 2.04 of any [Class A] Note having a remaining outstanding principal amount of less than $_____________. The [Class B] Notes shall be issuable only in registered form and only in denominations of at least $_____________, provided that
                                                                --------
     the foregoing shall not restrict or prevent the transfer or issuance in accordance with Sections 2.03 or 2.04 of any [Class B] Note having a remaining outstanding principal amount of less than $_____________. [Class C] Notes, if any, shall be issued in the minimum denominations indicated in the related Supplement.

               (b) The aggregate amount of principal due and payable on each class of Notes on each Payment Date shall be equal to the [Class A] Monthly Principal, the [Class B]

Monthly Principal or the [Class C] Monthly Principal, as applicable, with respect to such Payment Date. Except (i) for Optional Redemption pursuant to
Section 10.01, (ii) Prepayment Amounts, (iii) Repurchase Amounts, (iv) prepayments from funds remaining in the Pre-Funding Account, or (v) as otherwise provided in Section 6.02, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this Section 2.01(b).

          (c) If the [Class A] Monthly Principal, the [Class B] Monthly Principal or the [Class C] Monthly Principal, as applicable, to be paid on the Notes on any Payment Date includes any amount pursuant to clause (iii) of the definition of the [Class A] Monthly Principal, the [Class B] Monthly Principal or the [Class C] Monthly Principal, as applicable (other than any prepayment in connection with casualty to Vehicles or a Defaulted Contract), there shall also be paid to the Noteholders on such Payment Date a premium equal to the Prepayment Premium with respect to such amount to be paid pursuant to such clause (iii).

          (d) Any amounts on deposit in the Pre-Funding Account after the Final Additional Closing Date will be applied as a prepayment of the Notes to the Noteholders on the next succeeding Payment Date in accordance with their respective Class Percentages. If such prepayment is of an amount greater than $_____________, a Prepayment Premium shall also be paid to the [Class A] Noteholders and [Class B] Noteholders.

          (e) Interest on the unpaid principal amount of each Outstanding Note shall be payable on each Payment Date at the [Class A] Note Rate, the [Class B] Note Rate or the [Class C] Note Rate, as applicable, for the period from the Accrual Date, in the case of the [Class A] Notes and the [Class B] Notes, and from and including the closing date thereof in the case of [Class C] Notes or, in either case, such later date to which interest has been paid or duly provided for, to such Payment Date. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

          (f) All payments made with respect to any Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and shall be applied first to the interest then due and payable on such Notes, then to Prepayment Premium, if any, and finally the principal thereof.

          (g) All Notes of the same class issued under this Indenture or any Supplement shall be in all respects equally and ratably entitled to the benefits hereof and thereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture or any Supplement. Payments of principal, the Prepayment Premium, if any, and interest on Notes of the same class shall be made pro rata among all Outstanding Notes of such class, without preference or priority of any kind.

          SECTION 2.02.  Execution, Authentication, Delivery, and Dating.
                         -----------------------------------------------

          (a) The Notes shall be manually executed on behalf of the Issuer by an Authorized Officer.

          (b) Any Note bearing the signature of an individual who was at the time of execution thereof a proper officer of the Issuer shall bind the Issuer, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.

          (c) No Note shall be entitled to any benefit under this Indenture or any Supplement or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Indenture Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

          (d) The Notes may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication together with an Issuer Request to the Indenture Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Indenture Trustee in accordance with such Issuer Request.

          SECTION 2.03.  Registration, Transfer and Exchange.
                         -----------------------------------

          (a) The Issuer shall cause to be kept at the Corporate Trust Office a register (the "Note Register") in which, subject to such reasonable regulations as the Indenture Trustee may prescribe, the Issuer shall provide for the registration of Notes and of transfers of Notes. The Indenture Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

          (b) Upon surrender for registration of transfer of any Note at the office of the Issuer designated pursuant to Section 8.02 for such purpose, the Issuer shall execute and the Indenture Trustee upon request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same class, of any authorized denominations and of a like aggregate original principal amount. The Indenture Trustee shall make a notation on any such new Note of the amount of principal, if any, that has been paid on such Note and shall make the appropriate entries in the Note Register.

          (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture and any Supplement, as the Notes surrendered upon such registration of transfer or exchange.

          (d) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee duly executed, by the holder thereof or his attorney duly authorized in writing.

          (e) No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.04 not involving any transfer.

          (f) Each prospective initial Noteholder acquiring a Note, each prospective transferee acquiring a Note and each prospective owner of a beneficial interest in Notes acquiring such beneficial interest (the prospective initial Noteholder, the prospective transferee and the prospective beneficial owner, each, a "Prospective Owner"), shall either (i) represent and warrant, in writing, to the Issuer, the Trustee, the Servicer and any Successor Servicer that the Prospective Owner is not an "employee benefit plan" within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") and the Prospective Owner is not directly or indirectly acquiring the Note on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (ii) furnish to the Issuer, the Indenture Trustee, the Servicer and any Successor Servicer an opinion of counsel acceptable to the Issuer, the Indenture Trustee, the Servicer and any Successor Servicer that (a) the proposed acquisition or transfer will not cause any of the assets of the Issuer to be deemed to be assets of a Plan, or (b) the proposed acquisition or transfer will not cause the Issuer, the Indenture Trustee, the Servicer or any Successor

Servicer to be a fiduciary of a Plan within the meaning of Section 3(21) of ERISA and will not give rise to a transaction described in Section 406 of ERISA or Section 4975(e)(1) of the Code for which a statutory or administrative exemption is unavailable.

          SECTION 2.04.  Mutilated, Destroyed, Lost and Stolen Notes.
                         -------------------------------------------

          (a) If any mutilated Note is surrendered to the Indenture Trustee, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a replacement Note of the same class, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          (b) If there shall be delivered to the Issuer and the Indenture Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note (provided, that any Noteholder's affidavit shall be sufficient evidence
          --------
for these purposes) and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless (provided, that any institutional Noteholder's own unsecured agreement of indemnity shall be sufficient for these purposes), then, in the absence of actual notice to the Issuer or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of the same class, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Issuer in its discretion may, instead of issuing a replacement Note, pay such Note.

          (d) Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

          (e) Every replacement Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture and any Supplement equally and proportionately with any and all other Notes of the same class, duly issued hereunder.

          (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION 2.05.  Delivery of [Class C] Notes.
                         ---------------------------

          (a) Upon delivery to the Indenture Trustee of an Officers' Certificate of the Issuer (a) requesting the authentication of the [Class C] Notes and (b) stating the date upon which such [Class C] Notes are to be issued (such date, the "Issuance Date" and such notice, the "Issuance Notice") and certifying the satisfaction of the conditions stated in this Section and Section 2.01, the Indenture Trustee shall, subject to Section 2.05(b), authenticate pursuant to Section 2.02 and deliver to or upon the order of the Issuer on such Issuance Date such [Class C] Notes. Any such [Class C] Note shall be substantially in the form of Exhibit C hereto and shall bear, upon its face, the designation for such class to which it belongs so selected by the Issuer and set forth in the related Supplement. All [Class C] Notes shall be identical in all respects except for the denominations thereof and shall be equally and ratably entitled among themselves to the benefits of this Agreement and any Supplement thereof without preference, priority or distinction on account of the actual title or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and such Supplement. Notwithstanding anything contained in any Supplement, no [Class C] Notes issued pursuant to the provisions of this Section shall adversely affect the method of allocating Available Funds to [Class A] Notes or [Class B] Notes for any period over which such [Class C] Notes shall be outstanding.

          (b) On the Issuance Date, the Indenture Trustee shall authenticate and deliver any such [Class C] Notes upon delivery to it of the following: (i) a Supplement substantially in the form of ____________ and in form reasonably satisfactory to the Indenture Trustee executed by the Issuer and the Indenture Trustee and specifying the items provided in Section 2.05(c) and any other terms (the "Principal Terms"), (ii) an Opinion of Counsel delivered by outside counsel to the Issuer reasonably acceptable to the Indenture Trustee, to the effect that
(A) the newly issued [Class C] Notes would be treated as debt for Federal income tax purposes under existing law, (B) immediately following the issuance of the [Class C] Notes, the Outstanding [Class A] Notes and the Outstanding [Class B] Notes will continue to be treated as debt for Federal income tax purposes under existing law and (C) such issuance of the [Class C] Notes will not have a material adverse tax effect on any Outstanding [Class A] Notes or Outstanding [Class B] Notes, (iii) written confirmation from the Rating Agency that the issuance of such

[Class C] Notes will not result in the Rating Agency's reducing or withdrawing its rating on the Outstanding [Class A] Notes or Outstanding [Class B] Notes,
(iv) such other closing documents, certificates and opinions of counsel as may be required by the applicable Supplement. Notwithstanding the foregoing, the Indenture Trustee shall not authenticate and deliver any [Class C] Notes hereunder unless it also received on or prior to the Issuance Date, an Officers' Certificate of the Issuer stating: (A) the [Class C] Percentage, which percentage shall not exceed _____%, (B) the Initial [Class C] Note Balance, and
(C) the [Class C] Note Rate.

          (c) Any Supplement relating to [Class C] Notes shall define or make provision with respect to the [Class C] Notes to be issued pursuant thereto including, but not limited to, the following Principal Terms: (i) the name or designation of the [Class C] Notes, (ii) the Initial [Class C] Note Balance thereof, (iii) the [Class C] Note Rate (or the formula for the determination thereof, which may provide that such rate is a floating rate), (iv) the [Class C] Percentage, (v) the Stated Maturity Date and (vi) the Redemption Price, if any.

          SECTION 2.06.  Payment of Interest and Principal; Rights Preserved.
                         ---------------------------------------------------

          (a)   Any installment of interest or principal and Prepayment
Premium, if any, payable on any Note that is paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by wire transfer of federal funds to the account and number specified in the Note Register on such Record Date for such Person (which shall be, as to each original purchaser of the Notes, the account and number specified on Exhibit A to the Note Agreement until such time as such purchaser notifies the Indenture Trustee in writing of a change therein) or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

          (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office within ten Business Days following payment of the final installment of principal of such Note.

          SECTION 2.07. Persons Deemed Owners. Prior to due presentment of
                        ---------------------
a Note for registration or transfer, the Issuer, the Indenture Trustee, and any agent of the Issuer or the Indenture Trustee may treat the Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee, nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

          SECTION 2.08.  Cancellation. All Notes surrendered for registration of
                         ------------
transfer or exchange or following final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Indenture Trustee may be disposed of in the normal course of its business or as directed by an Issuer Order.


                                  ARTICLE III


                  ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                     AND APPLICATION OF MONEYS; REPORTS6.

          SECTION 3.01.  Accounts; Investments by Indenture Trustee.
                         ------------------------------------------

          (a) On or before the Closing Date, the Indenture Trustee shall establish in the name of the Indenture Trustee for the benefit of the Noteholders and the Issuer to the extent of their interests therein as provided in this Indenture and in the Receivables Acquisition Agreement, the following accounts, which accounts shall be trust accounts maintained at the Corporate Trust Office:

               (i)    Collection Account;

               (ii)   [Class A] Distribution Account;

               (iii)  [Class B] Distribution Account;

               (iv)   [Class C] Distribution Account;

               (v)    Reserve Account;

               (vi)   Pre-Funding Account;

               (vii)  Capitalized Interest Account; and

               (viii) Lockbox Account.

Each of such accounts shall be established and maintained as an Eligible Account. Subject to the further provisions of this Section 3.01(a), the Indenture Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Indenture Trustee in such accounts as part of the Trust Estate as herein provided, subject to withdrawal by the Indenture Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.

          (b) Subject to Section 3.02, the Indenture Trustee shall hold in trust but shall not be required to deposit in any account specified in Section 3.01(a) any payment received by it until such time as the Indenture Trustee shall have identified to its reasonable satisfaction the nature of such payment and, on the basis thereof, the proper account or accounts into which such payment is to be deposited. In determining into which of the accounts, if any, referred to above any amount received by the Indenture Trustee is to be deposited, the Indenture Trustee may conclusively rely (in the absence of bad faith on the part of the Indenture Trustee) on the written instructions of the Servicer. Subject to
Section 3.02, unless otherwise advised in writing by the Obligor making the payment or by the Servicer, the Indenture Trustee shall assume that any amount remitted to it by such Obligor is to be deposited into the Collection Account pursuant to Section 3.03. The Indenture Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration of the Trust Estate after which all amounts received or collected by the Indenture Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

          (c) The Indenture Trustee shall have no right of set-off with respect to the Lockbox Account, the Collection Account, the [Class A] Distribution Account, the [Class B] Distribution Account, the [Class C] Distribution Account, the Reserve Account, the Pre-Funding Account, the Capitalized Interest Account or any investment therein, whether or not commingled.

          (d) So long as no Default or Indenture Event of Default shall have occurred and be continuing, the amounts in the Collection Account, the Reserve Account, the Pre-Funding Account and the Capitalized Interest Account shall be invested and reinvested by the Indenture Trustee pursuant to an Issuer's Order or Servicer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f), each such Issuer Order or Servicer Order may authorize the Indenture Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Issuer or the Servicer, as the case may be, identified therein, in each case in such amounts as such Issuer Order or Servicer Order shall specify. The Issuer agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Collection Account, the Reserve Account, the Pre-Funding Account, and the Capitalized Interest Account.

          (e) In the event that either (i) the Issuer or the Servicer, as applicable, shall have failed to give investment directions to the Indenture Trustee by ________________ on any Business Day on which there may be uninvested cash or (ii) a Default or Indenture Event of Default shall have occurred and be continuing, then the Indenture Trustee shall promptly notify each Noteholder of such fact and indicate that the Indenture Trustee is prepared to invest such funds in one or more Eligible Investments in accordance with the instructions of the holders of Notes evidencing more than [50%] of Voting Rights. In the absence of such instructions, the Indenture Trustee shall invest and reinvest the funds then in the Collection Account, the Reserve Account, the Pre-Funding Account, or the Capitalized Interest Account, as the case may be, to the fullest extent practicable in one or more Eligible Investments. All investments made by the Indenture Trustee shall mature no later than the maturity date therefor permitted by Section 3.01(f).

          (f) No investment of any amount held in the Collection Account, the Reserve Account, the Pre-Funding Account, or the Capitalized Interest Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains from the investment of moneys deposited in the Collection Account, the Reserve Account, the Pre-Funding Account, or the Capitalized Interest Account shall be deposited by the Indenture Trustee in such account immediately upon receipt. Any net loss of principal (determined on a month by month basis) resulting from such investment of amounts in the Collection Account, the Reserve Account, the Pre-Funding Account, or the Capitalized Interest Account shall be charged to the Issuer, and upon notice thereof by the Indenture Trustee, the Issuer shall reimburse such account for such loss within [three] Business Days.

          (g) Any investment of any funds in the Collection Account, the Reserve Account, the Pre-Funding Account, or the Capitalized Interest Account, and any sale of any investment held in such accounts, shall be made under the following terms and conditions:

            (i) each such investment shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of a nominee of the Indenture Trustee;

            (ii) the investment earnings of any investment shall be credited to the account for which such investment was made;

           (iii) any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee or its agent and the Indenture Trustee shall have sole possession of such instrument, and all income on such investment; and

           (iv) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Indenture Trustee for deposit in the account in which such investment was held.

          (h) If any amounts are needed for disbursement from the Collection Account, the Reserve Account, the Pre-Funding Account, or the Capitalized Interest Account, and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of an Issuer Order or Servicer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account selected by it in its absolute discretion and shall not be liable for any loss resulting therefrom.

          (i) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Collection Account, the Reserve Account, the Pre-Funding Account, or the Capitalized Interest Account, resulting from losses on investments made in accordance with the provisions of this Section 3.01 (but the institution serving as Indenture Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Indenture Trustee shall not be liable for any investment made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment.

          SECTION 3.02.  Collection of Moneys; Lockbox Facility; Lockbox
                         -----------------------------------------------
  Account.
  -------

          (a) On or before the Closing Date, the Indenture Trustee shall establish, in the name of the Indenture Trustee, a post office box (the "Lockbox Facility") for the receipt directly from Obligors of all Contract Payments, Excess Contract Receivables and Prepayment Amounts on or in respect of each Contract. No Person other than the Indenture Trustee shall be permitted to have access to such Lockbox Facility. On each Business Day, the Indenture Trustee shall cause all items received in the Lockbox Facility since the preceding Business Day to be deposited into an account maintained with the Indenture Trustee in the name of (and under the sole control of) the Indenture Trustee (the "Lockbox Account"). All Contract Payments, [Repurchase Amounts,] Prepayment Amounts and other payments relating to a Contract received in the Lockbox Facility and so deposited in the Lockbox Account shall constitute part of the Trust Estate.

          (b) The Indenture Trustee shall, on each Business Day on which the Indenture Trustee receives a report from the Servicer pursuant to Section _____ of the Receivables Acquisition Agreement (each such day, a "Required Deposit Date"), in accordance with the information provided therein, withdraw from the Lockbox Account and deposit in the Collection Account the Transaction Payment Amount.

          SECTION 3.03.  Collection of Moneys.  If at any time the Issuer
                         --------------------
shall receive any payment on or in respect of any Contract or Vehicle, it shall hold such payment in trust for the benefit of the Indenture Trustee and the holders of the Notes, shall segregate such payment from the other property of the Issuer, and shall, within one day of receipt, deliver such payment in the form received (with any necessary endorsement) by it to the Indenture Trustee.

          SECTION 3.04.  Collection Account.
                         ------------------

          (a) The Indenture Trustee shall deposit the following into the Collection Account:

            (i) each Contract Payment received by the Indenture Trustee in the Lockbox Facility or otherwise received by the Indenture Trustee, including all Contract Payments deposited with the Indenture Trustee by the Originator on the Closing Date pursuant to Section ________ of the Note Agreement;

            (ii) the amount of each Delinquency Payment or portion thereof received by the Indenture Trustee (whether from the Servicer as a Servicer Advance pursuant to Section ____ of the Receivables Acquisition Agreement, from transfers from the Reserve Account, or from a combination thereof);

            (iii) the amount of each Default Payment or portion thereof received by the Indenture Trustee (whether from transfers from the Reserve Account or otherwise); and the proceeds of any repurchase of Contracts and Vehicles pursuant to Section ________ of the Receivables Acquisition Agreement;

            (iv) each Prepayment Amount received in the Lockbox Facility or otherwise received by the Indenture Trustee;

            [(v)   each Repurchase Amount received in the Lockbox Facility or otherwise received by the Indenture Trustee;]

            (vi) each Excess Contract Receivable received in the Lockbox Facility or otherwise received by the Indenture Trustee;

            (vii) any Insurance Proceeds received in the Lockbox Facility or otherwise received by the Indenture Trustee;

           (viii)  the Pre-Funding Earnings, if any, on each Payment Date; and

           (ix) the Capitalized Interest Requirement, if any, on each Payment Date from amounts on deposit in the Capitalized Interest Account.

          (b)  Unless the Notes have been declared due and payable pursuant to
Section 6.02 and moneys collected by the Indenture Trustee are being applied in accordance with Section 6.06, the Indenture Trustee shall on each Payment Date withdraw and pay or cause to be paid all Available Funds and any Reserve Account Payment deposited in the Collection Account (including any investment income with respect to monies on deposit in the Collection Account) the amounts required, for application in the following order of priority:

            (i) to the Servicer, the Servicing Fee due to the Servicer on such Payment Date and any unreimbursed Nonrecoverable Advances or Servicer Advances, with respect to Defaulted Contracts;

             (ii) to the [Class A] Distribution Account, in the following order of priority, the sum of:

                   (a)  the [Class A] Overdue Interest, if any;

                   (b)  the [Class A] Monthly interest;

                   (c) the Prepayment Premium due to [Class A] Noteholders on such Payment Date, if any;

                   (d) if such Payment Date follows the Final Additional Closing Date, the product of (x) the amount, if any, remaining in the Pre-Funding Account on such Payment Date and (y) the [Class A] Percentage;

                   (e)  the [Class A] Overdue Principal, if any; and

                   (f)  the [Class A] Monthly Principal.

             (iii) to the [Class B] Distribution Account, in the following order of priority, the sum of:

                   (a)  the [Class B] Overdue Interest, if any;

                   (b)  the [Class B] Monthly Interest;

                   (c) the Prepayment Premium due to [Class B] Noteholders on such Payment Date, if any;

                   (d) if such Payment Date follows the Final Additional Closing Date, the product of (x) the amount, if any, remaining in the Pre-Funding Account on such Payment Date and (y) the [Class B] Percentage;

                   (e)  the [Class B] Overdue Principal, if any; and

                   (f)  the [Class B] Monthly Principal.

             (iv) to the Reserve Account, an amount equal to the excess, if any, of the Maximum Reserve Amount for the next succeeding Payment Date over the amount on deposit in the Reserve Account (after giving effect to any withdrawals from the Reserve Account on such Payment Date);

             (v) to the [Class C] Distribution Account, in the following order of priority, the sum of:

                  (a)  the [Class C] Overdue Interest, if any;

               (b)  the [Class C] Monthly Interest;

               (c) the Prepayment Premium due to [Class C] Noteholders on such Payment Date, if any;

               (d) if such Payment Date follows the Final Additional Closing Date, the product of (x) the amount, if any, remaining in the Pre-Funding Account on such Payment Date and (y) the [Class C] Percentage;

               (e)  the [Class C] Overdue Principal, if any; and

               (f)  the [Class C] Monthly Principal;

     provided, however, that if a Restricting Event shall have occurred and be
     --------  -------
     continuing on such Payment Date, any such amounts otherwise payable under this clause (v) shall be deposited in the Reserve Account;

          (vi)    to the [Class A Noteholders], pro rata, the amount then on
                                                --------
     deposit in the [Class A] Distribution Account;

          (vii)   to the [Class B Noteholders], pro rata, the amount then on
                                                --------
     deposit in the [Class B] Distribution Account;

          (viii)  to the [Class C Noteholders], pro rata, the amount then on
                                                --------
     deposit in the [Class C] Distribution Account; and

          (ix) all remaining amounts in the Collection Account shall be paid to the Issuer; provided, however, that if a Restricting Event shall have
                    --------  -------
     occurred and be continuing on such Payment Date, any such amounts otherwise payable under this clause (ix) shall be deposited in the Reserve Account.

If at any time any amount or portion thereof previously distributed pursuant to this Section 3.04(b) shall have been recovered, or shall be subject to recovery, in any proceeding with respect to the Issuer or otherwise, then for purposes of determining future distributions pursuant to this Section 3.04(b) such amount or portion thereof shall be deemed not to have been previously so distributed. The Indenture Trustee shall make no disbursal pursuant to any clause of this Section
3.04 on any Payment Date if funds are not available after all prior payments are made on such Payment Date.

               SECTION 3.05.  Reserve Account.
                              ---------------

               (a) On the Closing Date, the Issuer shall direct the Indenture Trustee to deposit in the Reserve Account an amount equal to _______ % of the Initial Aggregate Balance from proceeds of the sale of the Offered Notes. On each Payment Date, the Excess Collections shall be deposited in the Reserve Account to the extent necessary, if any, to bring the balance in the Reserve Account to the Maximum Reserve Amount.

               (b) If by [_________________________], on the Business
     Day preceding any Payment Date, Available Funds are insufficient to permit, on such Payment Date, the distribution of all Required Payments under this Indenture, then the Indenture Trustee shall transfer, not later than the end of such Business Day, from the Reserve Account to the Collection Account such amount as shall be necessary to make all Required Payments on such Payment Date.

               (c) If at the time of any required transfer from the Reserve Account to the Collection Account pursuant to Section 3.05(b) or any addition or substitution of one or more Additional Contracts or Substitute Contracts pursuant to Section_________ of the Receivables Acquisition Agreement, the Indenture Trustee has been advised in writing by the Servicer that the Servicer has made one or more Servicer Advances pursuant to Section_________ of the Receivables Acquisition Agreement with respect to any Contract which has become a Defaulted Contract for which the Servicer has not otherwise been reimbursed, before transferring any funds from the Reserve Account to the Collection Account, the Indenture Trustee shall first transfer from the amounts available in the Reserve Account to the Servicer the amount of such advance or advances.

               (d) On each Payment Date, funds on deposit in the
     Reserve Account (after withdrawal of any Reserve Account Payment) in excess of the Maximum Reserve Amount will be distributed to the [Class C] Distribution Account to the extent of [Class C] Overdue Interest and [Class C] Overdue Principal and any remainder shall be distributed to the Issuer in accordance with this Indenture; provided, however, that if a Restricting
                                        --------  -------
     Event exists on such Payment Date, all funds on deposit in the Reserve Account (after withdrawal of any Reserve Account Payment) shall remain in the Reserve Account, subject to use as otherwise provided in this Section. If the amount on deposit in the Reserve Account is insufficient to pay the Required Payments, no other assets will be available on the related Payment Date for the payment of the deficiency. Upon discharge of this Indenture, after all obligations to the Noteholders have been fully and irrevocably satisfied, any balance remaining in the Reserve Account shall be paid to the Issuer.

               SECTION 3.06.     Pre-Funding Account.
                                 -------------------

               (a) On the Closing Date, the Indenture Trustee shall deposit, on behalf of the Noteholders, in the Pre-Funding Account the Original Pre-Funded Amount in an amount equal to $_________ from the proceeds of the sale of the Offered Notes.

               (b) On any Additional Contract Transfer Date, the Issuer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to ___% of the Implicit Contract Balance of the Additional Contracts sold to the Issuer on such Additional Contract Transfer Date and pay such amount to the Originator upon an Issuer Order detailing satisfaction of the conditions set forth in Section_________ of the Receivables Acquisition Agreement with respect to such transfer.

               (c) On each Payment Date through and including the Payment Date immediately following the Final Additional Closing Date (or, if the Final Additional Closing Date is also a Payment Date, then on the Final Additional Closing Date), the Indenture Trustee shall transfer from the Pre-Funding Account to the Collection Account the Pre-Funding Earnings, if any, applicable to each such Payment Date.

               (d) If the Pre-Funding Account has not been reduced to zero on the Final Additional Closing Date, the Indenture Trustee, upon a Servicer Order, shall withdraw from the Pre-Funding Account on such Final Additional Closing Date the remaining Pre-Funded Amount on deposit in the Pre-Funding Account and shall distribute such amounts on such Final Additional Closing Date to the Noteholders, in accordance with their respective Class Percentages, as a prepayment on the Notes. To the extent that such prepayment is of an amount greater than $___________, a Prepayment Premium shall also be paid to the [Class A Noteholders] and [Class B Noteholders] pursuant to Section 2.01(d) of this Indenture.

               SECTION 3.07.     Capitalized Interest Account.
                                 ----------------------------

               (a) On the Closing Date, the Indenture Trustee shall deposit in the Capitalized Interest Account the Original Capitalized Interest Amount in an amount equal to $_________ from the proceeds of the sale of the Offered Notes.

               (b) On each Payment Date through and including the Payment Date immediately following the Final Additional Closing Date (or, if the Final Additional Closing Date is also a Payment Date, then on the Final Additional Closing Date), the Indenture Trustee shall transfer from the Capitalized Interest Account to the Collection Account the Capitalized Interest Requirement for such Payment Date.

               (c) On each Payment Date prior to the Final Additional
     Closing Date, the Indenture Trustee, upon an Issuer Order, shall withdraw from the Capitalized Interest Account and pay on such Payment Date to the Issuer the Overfunded Interest Amount for such Payment Date.

               (d) On the Payment Date following the Final Additional
     Closing Date (or, if the Final Additional Closing Date is also a Payment Date, then on the Final Additional Closing Date), any amounts remaining in the Capitalized Interest Account, after taking into account the transfers on such Payment Date described in clause (c) above, shall be paid to the Issuer on such Payment Date and the Capitalized Interest Account shall be closed.

               SECTION 3.08.     Reserved.
                                 --------

               SECTION 3.09.     Reports by Indenture Trustee; Notices of
                                 ----------------------------------------
     Certain Payments.
     ----------------

               (a) The Indenture Trustee shall on each Business Day report to the Originator and the Servicer the name of each Obligor from which any payment has been received by the Indenture Trustee (in the Lockbox Facility or otherwise) since the preceding report of the Indenture Trustee pursuant to this Section 3.09(a), the amount of such payment, and (if such payment was accompanied by information identifying the Contract or Contracts to which it relates), the Contract or Contracts to which such payment relate.

               (b) Concurrently with each payment to the Noteholders, the Indenture Trustee shall mail to the Issuer, the Originator, the Servicer and each Noteholder the following information:

                (i) the Monthly Servicer Report furnished by the Servicer to the Indenture Trustee following such Payment Date pursuant to Section ________ of the Receivables Acquisition Agreement (or if such report has not been received, a written statement to such effect); and

               (ii) the amount on deposit as of such Payment Date in the Collection Account, the Reserve Account, the Pre-Funding Account and the Capitalized Interest Account, in each case after giving effect to all of the withdrawals and applications or transfers required on such Payment Date pursuant to Article III.

               (c) The Indenture Trustee shall within [____] Business
     Days after the request of the Issuer or the Servicer, deliver to the Issuer and the Servicer a written report setting forth the amounts on deposit in the Collection Account, the Reserve Account, Pre-Funding Account and the

     Capitalized Interest Account, and identifying the investments included therein.

               SECTION 3.10.     Indenture Trustee May Rely on Certain
                                 -------------------------------------
     Information from Originator and Servicer.
     ----------------------------------------

               Pursuant to Sections_________, _________and ________ through of the Receivables Acquisition Agreement, the Originator and the
     --------
     Servicer are required to furnish to the Indenture Trustee from time to time certain information and make various calculations which are relevant to the performance of the Indenture Trustee's duties in this Article Three and in Article Four of this Indenture. The Indenture Trustee shall be entitled to rely in good faith on any such information and calculations in the performance of its duties hereunder, (i) unless and until a Responsible Officer of the Indenture Trustee has actual knowledge, or is advised by any Noteholder (either in writing or orally with prompt written or telecopied confirmation), that such information or calculations is or are incorrect, or (ii) unless there is a manifest error in any such information; provided
                                                                       --------
     that the Indenture Trustee shall verify, using all available information, the [Class A] Monthly Principal, the [Class B] Monthly Principal, the [Class C] Monthly Principal, the [Class A] Monthly Interest, the [Class B] Monthly Interest, the [Class C] Monthly Interest and the Prepayment Premium, if any, to be paid on each Payment Date.


                                   ARTICLE IV

                      RELEASE OF CONTRACTS AND VEHICLES.

               SECTION 4.01.     Release of Contracts and Vehicles Upon Final
                                 --------------------------------------------
     Contract Payment. In the event that the Indenture Trustee shall have
     ----------------
     received written certification from an Authorized Officer of the Servicer that the Indenture Trustee has received from amounts paid by the Obligor or from the proceeds of the Vehicle subject to any Contract (i) the final Contract Payment due and payable under any Contract, or (ii) a Prepayment Amount in respect of any Contract and, following such final Contract Payment or Prepayment Amount, no further payments on or in respect of such Contract are or will be due and payable, or (iii) the full amount of any Contract Default Pay-Through Amount with respect to any Contract, such Contract and the Vehicle subject thereto shall be released from the lien of this Indenture.

          SECTION 4.02.   Release of Contracts and Vehicles Following
                          -------------------------------------------
Substitution or Repurchase.
--------------------------

          In the event that (i) the Originator shall have substituted a Substitute Contract and the Vehicle subject thereto for a Predecessor Contract
and the Vehicle subject thereto in accordance with Section          of the
                                                           --------
Receivables Acquisition Agreement, or (ii) the Originator shall have repurchased
a Contract and the related Vehicle in accordance with Section          of the
                                                              --------
Receivables Acquisition Agreement, the Predecessor Contract, or the repurchased Contract, and the Vehicle subject thereto shall be released from the lien of this Indenture when the Indenture Trustee shall have received written certification from an Authorized Officer of the Servicer that there are no unreimbursed amounts drawn on the Reserve Account with respect to such Contract. If there are such unreimbursed amounts any proceeds received with respect to such Predecessor Contract and the related Vehicle shall be applied hereunder only to the extent necessary to reimburse the Reserve Account for such amounts drawn thereon and the balance of such proceeds, if any, shall be paid to, or as directed by, the Originator.

          SECTION 4.03.   Execution of Documents.
                          ----------------------

          The Indenture Trustee shall promptly execute and deliver such documents (which shall be furnished to the Indenture Trustee by the Issuer) and take such other actions as the Issuer, by Issuer Request, may reasonably request to fully effectuate the release from this Indenture of any Contract and Vehicle required to be so released pursuant to Sections 4.01 and 4.02.


                                   ARTICLE V

                SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

          SECTION 5.01.   Servicer Events of Default.
                          --------------------------

          If a Servicer Event of Default shall have occurred and be continuing, the Indenture Trustee shall, upon the request of the holders of Notes evidencing more than [ %] of Voting Rights, give notice in writing to the Servicer of its
           --
termination as Servicer and shall act as substitute Servicer in accordance with
Section          of the Receivables Acquisition Agreement.
        --------

          SECTION 5.02.   Substitute Servicer.
                          -------------------

          Notwithstanding the provisions of Section 5.01, the Indenture Trustee may, if it shall be unwilling to continue to act as the Successor Servicer in accordance with Section 5.01 or if it is unable to continue to so act, appoint a Successor Servicer in
accordance with the provisions of Section          of the Receivables
                                          --------
Acquisition Agreement.

          SECTION 5.03.   Notification to Noteholders.
                          ---------------------------

          Upon any termination of the Servicer or appointment of a Successor Servicer, the Indenture Trustee shall give prompt notice of such termination or appointment to each Noteholder in the manner provided herein.


                                  ARTICLE VI

                         EVENTS OF DEFAULT; REMEDIES

          SECTION 6.01.   Events of Default.
                          -----------------

          "Indenture Event of Default," wherever used herein, means any one of the following (whatever the reason for such Indenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) default in the payment of any principal of or interest and premium, if any, upon any Outstanding Note when it becomes due and payable;

           (ii) default in the performance, or breach, of any covenant set forth in Section 8.07(b), 8.07(e) and Section 8.08;

          (iii) default in the performance, or breach, of any covenant of the Issuer in this Indenture (other than a covenant default the performance of which or breach of which is elsewhere in this Section 6.01 specifically dealt with), the Note Agreement or the Receivables Acquisition Agreement and continuance of such default or breach for a period of [ ] days after
                                                                --
     the earliest of (A) any officer of the Issuer first acquiring knowledge thereof, (B) the Indenture Trustee's giving written notice thereof to the Issuer or (C) the holder of any Note giving written notice thereof to the Issuer;

           (iv) if any representation or warranty of the Issuer or the Originator made in this Indenture, the Note Agreement or the Receivables Acquisition Agreement or any other writing provided to the Noteholders in connection with the foregoing documents shall prove to be incorrect in any material respect as of the time when the same shall have been made; provided, however, that the breach
     --------  -------
     of any representation or warranty made by the Originator in Section
              or          of the Receivables Acquisition Agreement with respect
     --------    --------
     to any of the Contracts or the Vehicle subject thereto shall not constitute an Indenture Event of Default if the Originator substitutes one or more Substitute Contracts and the Vehicle subject thereto for such Contract and
     Vehicle in accordance with Section          of the Receivables Acquisition
                                        --------
     Agreement or repurchases a Contract and the related Vehicle in accordance
     with Section          of the Receivables Acquisition Agreement;
                  --------

            (v) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

           (vi) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Issuer's failure to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

           (vii) the rendering against the Issuer of a final judgment, decree or
       order for the payment of money in excess of [$      ] and the continuance
                                                     ------
       of such judgment, decree or order unsatisfied for any period of [  ]
                                                                        --
       consecutive days without a stay of execution.

          SECTION 6.02.   Acceleration of Maturity; Rescission and
                          ----------------------------------------
     Annulment.
     ---------

               (a) If an Indenture Event of Default of the kind
     specified in clauses (v) or (vi) of Section 6.01 occurs, the unpaid principal amount of the Notes shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Issuer. If an Indenture Event of Default (other than an Indenture Event of Default of the kind described in clauses (v) or (vi) of
     Section 6.01) occurs and is continuing, then and in every such case the Indenture Trustee or the holders of Notes evidencing not less than
     [      %] of Voting Rights may declare the unpaid principal amount of all
      ------
     the Notes to be due and payable immediately, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders), and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer.

               (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the holders of Notes evidencing not less than [______%] of Voting Rights, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

            (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (A) all principal of and premium, if any, of any Notes which have become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due at the
          applicable Note Rate plus       basis points,
                                    -----

               (B) all interest which has became due with respect to the Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due at
          a rate per annum equal to the applicable Note Rate plus       basis
                                                                  -----
          points, and

               (C) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Indenture Trustee, its agents and counsel; and

           (ii) all Indenture Events of Default, other than the non-payment of the aggregate principal amount of the Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 6.13.

No such rescission shall affect any subsequent Indenture Event of Default or impair any right consequent thereon.

          SECTION 6.03.   Remedies.
                          --------

          (a) If an Indenture Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, the Indenture Trustee shall give notice to each Noteholder as set forth in Section 7.02 and shall solicit the Noteholders for advice. The Indenture Trustee shall then take such action, if any, as may be directed by the holders of Notes evidencing not less than
[      %] of Voting Rights.
 ------

          (b) Following any acceleration of the Notes, the Indenture Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate as are available to secured parties under the Uniform Commercial Code or other applicable law. Such rights, powers and remedies may be exercised by the Indenture Trustee in its own name as trustee of an express trust.

          SECTION 6.04.   Indenture Trustee May File Proofs of Claim.
                          ------------------------------------------

          (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Issuer, the Originator, the Servicer or any other obligor upon the Notes or the other obligations secured hereby or relating to the property of the Issuer, the Originator, the Servicer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer, the Originator or the Servicer for the payment of overdue principal or overdue interest or any such other obligation) shall be entitled and empowered, by intervention in such proceeding or otherwise:

            (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding, and

           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders to pay to the Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.06.

     (b) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

          SECTION 6.05.  Indenture Trustee May Enforce Claims Without
                         --------------------------------------------
  Possession of Notes.
  -------------------

     All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes in respect of which such judgment has been recovered.

          SECTION 6.06.  Application of Money Collected.
                            ------------------------------

          Any money collected by the Indenture Trustee pursuant to this Article, and any moneys that may then be held or thereafter received by the Indenture Trustee, shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

          first, to the payment of all costs and expenses of collection incurred
          -----
     by the Indenture Trustee (including the reasonable fees and expenses of any counsel to the Indenture Trustee) and all other amounts due the Indenture Trustee under Section 7.06 and, after such costs and expenses incurred by the Indenture Trustee have been paid, then to the payment of any such costs and expenses incurred by the Noteholders;

          second, to the payment of all unreimbursed Servicer Advances and
          ------
     Servicing Fees then due to such Person;

          third, to the payment of all accrued and unpaid interest on the
          -----
     Outstanding [Class A] Note Balance to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the date such installment was due to the date of payment thereof at the rate per annum equal to the [Class A] Note Rate plus ________ basis points, all such amounts to be paid ratably among the [Class A] Notes, without preference or priority of any kind;

          fourth, to the payment of the Outstanding [Class A] Note Balance and
          ------
     any other amounts due to the [Class A] Noteholders ratably, without preference or priority of any kind;

          fifth, to the payment of all accrued and unpaid interest on the
          -----
     Outstanding [Class B] Note Balance to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the date such installment was due to the date of payment thereof at the rate per annum equal to the [Class B] Note Rate plus ________ basis points, all such amounts to be paid ratably among the [Class B] Notes, without preference or priority of any kind;

          sixth, to the payment of the Outstanding [Class B] Note Balance and
          -----
     any other amounts due to the [Class B] Noteholders ratably, without preference or priority of any kind;

          seventh, to the payment of all accrued and unpaid interest on the
          -------
     Outstanding [Class C] Note Balance to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the date such installment was due to the date of payment thereof at the rate per annum equal to the [Class C] Note Rate plus ________ basis points, all such amounts to be paid ratably among the [Class C] Notes, without preference or priority of any kind;

          eighth, to the payment of the Outstanding [Class C] Note Balance and
          ------
     any other amounts due to the [Class C] Noteholders ratably, without preference or priority of any kind; and

          ninth, to the payment of the remainder, if any, to or at the order of
          -----
     the Issuer.

          SECTION 6.07.  Limitation on Suits.
                         -------------------

          The holder of any Note shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (i) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Indenture Event of Default;

           (ii) the holders of Notes evidencing not less than ________% of Voting Rights shall have made written request to the Indenture Trustee to institute proceedings in respect of such Indenture Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Noteholder or Noteholders have offered to the Indenture Trustee adequate indemnity (which the Indenture Trustee agrees, in the case of each of the original purchasers of the Notes, need only be the written promise of such Person) against the costs, expenses and liabilities to be incurred in compliance with such request;

           (iv) the Indenture Trustee for [__] days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (v) so long as any of the Notes remain Outstanding, no direction inconsistent with such written request has been given to the Indenture Trustee during such [__-day] period by the holders of Notes evidencing more than [__%] of Voting Rights;

it being understood and intended that no one or more Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Noteholder, or to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders.

          SECTION 6.08.  Unconditional Right of Noteholders to Receive
                         ---------------------------------------------
Payment.
-------

          Notwithstanding any other provision in this Indenture, other than the provisions hereof establishing priorities of payment or limiting the right to recover amounts due on the Notes to recoveries from the property of the Trust Estate, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note on the Payment Dates for such payments, including the Stated Maturity Date, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

          SECTION 6.09.  Restoration of Rights and Remedies.
                         ----------------------------------

          If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Indenture Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

          SECTION 6.10.  Rights and Remedies Cumulative.
                         ------------------------------


          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in the last paragraph of
Section 2.04, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.11.  Delay or Omission Not Waiver.
                         ----------------------------

          No delay or omission of the Indenture Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Indenture Event of Default shall impair any such right or remedy or constitute a waiver of any such Indenture Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          SECTION 6.12.  Control by Noteholders.
                         ----------------------

          Except as provided in Sections 4.01 and 5.01, until such time as the conditions specified in Sections 11.01(a)(i) and (ii) have been satisfied in full, the holders of Notes evidencing not less than [________%] of Voting Rights shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee. Notwithstanding the foregoing:

            (i) no such direction shall be in conflict with any rule of law or with this Indenture;

           (ii) any direction to the Indenture Trustee by the Noteholders to undertake a private sale of the Trust Estate shall be by the holders of Notes evidencing ________% of the Voting Rights, unless the condition set forth in Section 6.15(b)(ii) is met;

          (iii) the Indenture Trustee shall not be required to follow any such direction which the Indenture Trustee reasonably believes may be prejudicial to any Noteholder not joining in such direction or which the Indenture Trustee reasonably believes might result in any personal liability on the part of the Indenture Trustee for which the Indenture Trustee is not adequately indemnified;

           (iv) the Indenture Trustee shall not undertake a private sale of the Trust Estate unless the conditions set forth in Section 6.15(b) are met; and

            (v) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with any such direction;

     provided, that the Indenture Trustee shall give notice of any such action
     --------
     to each Noteholder.

          SECTION 6.13.  Waiver of Events of Default.
                         ---------------------------

          (a) The holders of Notes evidencing not less than [66-2/3%] of Voting Rights may, by one or more instruments in writing, waive any Indenture Event of Default hereunder and its consequences, except a continuing Indenture Event of Default:

            (i) in respect of the payment of the principal of or premium or interest on any Outstanding Note (which may only be waived by the holder of such Note), or

           (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the holder of each Outstanding Note affected (which only may be waived by the holders of all Outstanding Notes affected).

          (b) A copy of each waiver pursuant to Section 6.13(a) shall be furnished by the Issuer to the Indenture Trustee. Upon any such waiver, such Indenture Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Indenture Event of Default or impair any right consequent thereon.

          SECTION 6.14. Waiver of Stay or Extension Laws.
                        --------------------------------

          The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 6.15.  Sale of Trust Estate.
                         --------------------

          (a) The power to effect any sale of any portion of the Trust Estate pursuant to Section 6.03 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes shall have been paid. The Indenture Trustee may from time to time postpone any public sale by public announcement made at the time and place of such sale.

          (b) To the extent permitted by applicable law, the Indenture Trustee shall not in any private sale sell to a third party the Trust Estate, or any portion thereof unless either (i) the holders of Notes evidencing 100% of the Voting Rights consent to or direct the Indenture Trustee to make such sale; or
(ii) the proceeds of such sale would be not less than the sum of all amounts due to the Indenture Trustee hereunder and the entire unpaid principal amount of the Notes and the Prepayment Premium, if any, and interest due or to become due thereon in accordance with Section 6.06 on the Payment Date next succeeding the date of such sale.

          The Indenture Trustee may not purchase all or any portion of the Trust Estate at a private sale.

          (c) In connection with a sale of all or any portion of the Trust
     Estate:

            (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

           (ii) the Indenture Trustee may not bid for and acquire the property offered for sale in connection with any public sale thereof;

          (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof;

           (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale; and

            (v) no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

          (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

          (e) The provisions of this Section 6.15 shall not be construed to restrict the ability of the Indenture Trustee to exercise any rights and powers against the Issuer or the Trust Estate that are vested in the Indenture Trustee by this Indenture, including, without limitation, the power of the Indenture Trustee to proceed against the collateral subject to the lien of this Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.


                                  ARTICLE VII


                             THE INDENTURE TRUSTEE

          SECTION 7.01.  Certain Duties and Responsibilities.
                         -----------------------------------

          (a) Except during the continuance of an Indenture Event of Default known to the Indenture Trustee,

            (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

           (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Indenture Event of Default has occurred and is continuing to the actual knowledge of a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:
            ------

            (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

           (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Noteholders in accordance with Section 6.12 relating to the time, method, and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture; and

           (iv) no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee (solely in its role as Indenture Trustee and not in its role as substitute Servicer) shall be subject to the provisions of this Section.

          SECTION 7.02.  Notice of Defaults or Events of Default.
                         ---------------------------------------

     Within two Business Days after a Responsible Officer obtains knowledge of the occurrence of any Default or Indenture Event of Default hereunder or Servicer Event of Default under the Receivables Acquisition Agreement, the Indenture Trustee shall transmit by facsimile (if a facsimile number is reasonably obtainable by the Indenture Trustee), with a copy by registered mail, to all Noteholders, as their names, addresses and facsimile numbers appear in the Note Register, the Issuer, the Servicer and the Originator notice of such Default, Indenture Event of Default or Servicer Event of Default hereunder known to the Indenture Trustee, unless such Default, Indenture Event of Default or Servicer Event of Default shall have been cured or waived.

          SECTION 7.03.  Certain Rights of Indenture Trustee.
                         -----------------------------------

          Subject to the provisions of Section 7.01:

            (i) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any action of the Issuer may be sufficiently evidenced by an Issuer Order;

          (iii) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

           (iv) the Indenture Trustee may consult with counsel as to legal matters and the written advice of any such counsel selected and supervised by the Indenture Trustee with due care shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (v) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

           (vi) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney; and

          (vii) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it hereunder.

          SECTION 7.04.  Not Responsible for Recitals or Issuance of Notes.
                         -------------------------------------------------

          The recitals contained herein and in the Notes, except the Indenture Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds of the Notes.

          SECTION 7.05.  Money Held in Trust.
                         -------------------

          Money and investments held by the Indenture Trustee shall be held in trust in one or more trust accounts as required hereunder.

          SECTION 7.06.  Compensation, Reimbursement, etc.
                         ---------------------------------

          The Issuer agrees:

            (i) to pay to the Indenture Trustee from time to time such compensation for all services rendered by it hereunder as the Issuer and the Indenture Trustee have agreed in writing prior to the Closing Date (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), such payment to be made independent of the other payment obligations of the Issuer hereunder; and

           (ii) except as otherwise expressly provided herein, to reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements, and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith.

          SECTION 7.07. Corporate Indenture Trustee Required; Eligibility.
                        --------------------------------------------------

          There shall at all times be an Indenture Trustee hereunder which (i) shall be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers; (ii) shall have a combined capital and surplus of at least [$___________] or be a wholly owned subsidiary of a bank holding company having such a capital and surplus; (iii) shall be subject to supervision or examination by federal or state authority; (iv) at the time of appointment, shall have commercial paper or other short-term debt obligations (or, if the Indenture Trustee does not have outstanding commercial paper or other short-term obligations and is a subsidiary of a holding company, which holding company shall have commercial paper or other short term obligations) having either of the two highest short-term credit ratings available from the Rating Agency (or if the Rating Agency does not rate such obligations, its equivalent from one other nationally recognized rating agency); and (v) shall not be affiliated (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) with the Issuer or with any Person involved in the organization or operation of the Issuer. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 7.08. Resignation and Removal; Appointment of Successor.
                        --------------------------------------------------

          (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 7.09.

          (b) The Indenture Trustee may resign for cause at any time by giving written notice thereof to the Issuer and by mailing notice of resignation by first-class mail, postage prepaid, to the Noteholders at their addresses appearing on the Note Register.

          (c) The Indenture Trustee may be removed at any time by Act of the holders of Notes evidencing more than [50%] of Voting Rights, delivered to the Indenture Trustee and the Issuer.

          (d) If the Indenture Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee for any cause, the Issuer, with the consent of the holders of Notes evidencing not less than [______%] of Voting Rights, by an act of the Issuer, shall promptly appoint a successor Indenture Trustee.

          (e) If no successor Indenture Trustee shall have been so appointed by the Issuer as hereinbefore provided and accepted appointment in the manner hereinafter provided within 30 days after any such resignation or removal, existence of incapability, or occurrence of such vacancy, the Indenture Trustee or any Noteholder may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (f) The Issuer shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Noteholders, as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

          SECTION 7.09. Acceptance of Appointment by Successor.
                        --------------------------------------

          (a) Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; but, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

      (b) No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

     SECTION 7.10. Merger, Conversion, Consolidation or Succession to Business.
                   ------------------------------------------------------------

     Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

     SECTION 7.11.  Co-trustees and Separate Indenture Trustees.
                    --------------------------------------------

     (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, the holders of Notes evidencing more than [__%] of Voting Rights, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within [__] days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment.

     (b) Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

            (i) The Notes shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee.

           (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (iii) The Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Indenture Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Indenture Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

           (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee or any other such trustee hereunder and the Indenture Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder selected and supervised by the Indenture Trustee with due care or appointed in accordance with directions to the Indenture Trustee pursuant to Section 6.12.

            (v) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

        SECTION 7.12.  Indenture Trustee to Hold Contracts.
                       -----------------------------------

        The Indenture Trustee shall hold the sole original, manually executed counterpart of each Contract that constitutes chattel paper, together with any documents relating thereto that may from time to time be delivered to the Indenture Trustee, until such time as such Contract is released from the lien of this Indenture pursuant to the provisions hereof.

        SECTION 7.13.  Request for Opinion of Counsel.
                       ------------------------------

        By its execution of this Indenture, the Indenture Trustee specifically requests [counsel], the Indenture Trustee's special counsel in connection with the transactions contemplated hereby, to prepare and deliver to each initial purchaser of the Offered Notes the closing opinion contemplated by Section ____ of the Note Agreement.

        SECTION 7.14.  Financing Statements.
                       --------------------

        The Indenture Trustee shall execute such Financing Statements and continuation statements as shall be necessary and shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to fulfill its obligations under Section ______ of the Receivables Acquisition Agreement and to carry out its servicing and administration duties under the Receivables Acquisition Agreement.

        SECTION 7.15.  Power of Attorney.
                       -----------------

        The Issuer hereby grants to the Indenture Trustee the power as its attorney-in-fact to file Financing Statements in the appropriate offices evidencing the conveyance of the Contracts and related Vehicles, and proceeds thereof, to the Indenture Trustee for the benefit of the Noteholders, and to do any and all other acts as may be necessary or appropriate to effect the transaction contemplated herein and in the Receivables Acquisition Agreement and the Note Agreement. The Issuer will execute any document or instrument deemed necessary by the Indenture Trustee to effect or to evidence this power of attorney. All costs associated with such filing or instructions shall be paid by the Issuer.

                                 ARTICLE VIII

                                  COVENANTS

          SECTION 8.01.  Payment of Principal and Interest.
                         ---------------------------------

     The Issuer will duly and punctually pay the principal of and interest and premium, if any, on the Notes in accordance with the terms of the Notes and this Indenture.

          SECTION 8.02. Maintenance of Office or Agency; Chief Executive Office.
                        -------------------------------------------------------

          (a) The Issuer will maintain in the State of _________________ an office or agency where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

          (b) The chief executive office of the Issuer, and the office at which the Issuer maintains its records with respect to the Contracts, the Vehicles, and the transactions contemplated hereby, is located in [__________________]. The Issuer will not change the location of such office without giving the Indenture Trustee and each Noteholder at least 60 days' prior written notice thereof.

          SECTION 8.03. Money for Payments to Noteholders to be Held in Trust.
                        -----------------------------------------------------

          (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account, the Reserve Account, the Pre-Funding Account or the Capitalized Interest Account pursuant to Section 3.04(b) or Section 6.06 shall be made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from the Collection Account, the Reserve Account, the Pre-Funding Account or the Capitalized Interest Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 8.03 or in Sections 3.04, 3.05, 3.06, 3.07 or 6.06.

          (b) In making payments hereunder, the Indenture Trustee will:

            (i) allocate all sums received for payment to the Noteholders on each Payment Date among such Noteholders in accordance with Section 3.04(b) hereof;

           (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and

          (iii) comply with all requirements of the Internal Revenue Code of 1986, as amended (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (c) Except as required by applicable law, any money held by the Indenture Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, paid to the Issuer upon request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease.

          SECTION 8.04. Corporate Existence; Merger; Consolidation, etc.
                        -----------------------------------------------

          (a) The Issuer will keep in full effect its existence, rights, and franchises as a corporation under the laws of the State of [______], and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, or any of the Contracts.

          (b) The Issuer shall at all times observe and comply in all material respects with (i) all laws, regulations and court orders applicable to it, (ii) all requirements of law in the declaration and payment of dividends on its Capital Stock, and (iii) all requisite and appropriate corporate and other formalities (including, without limitation, annual and all other appropriate meetings of the Issuer's board of directors and, if required by law, its charter or otherwise, meetings and votes of shareholders to authorize corporate action) in the management of its business and affairs and the conduct of the transactions contemplated hereby and by the Note Agreement and the Receivables Acquisition Agreement.

          (c) The Issuer shall not issue or register the transfer of any of its Capital Stock to any Person other than the Originator.

          (d) The Issuer shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person except under or in compliance with this Indenture or (ii) commingle any of its funds or other assets with those of any other Person.

          (e) The Issuer will, at all times, (i) maintain (A) corporate and financial books and records separate from those of any other Person and (B) minutes of the meetings and other proceedings of its shareholders and board of directors; (ii) continuously maintain the resolutions, agreements and other instruments underlying the transactions contemplated hereby and by the Note Agreement and the Receivables Acquisition Agreement as official records of the Issuer; (iii) act solely in its corporate name and through its duly authorized officers or agents to maintain an arm's-length relationship with the Originator and its Affiliates; (iv) pay all of its operating expenses and liabilities from its own funds; (v) maintain an office separate from that of the Originator on the premises currently rented by the Originator; and (vi) transact the majority of its business with entities that are not Affiliates of the Originator.

          (f) The Issuer shall conduct its business solely in its own name so as to not mislead others as to the identity of the corporation with which those others are concerned, and particularly will avoid the appearance of conducting business on behalf of the Originator or any of its Affiliates or that the assets of the Issuer are available to pay the creditors of the Originator or any of its Affiliates. Without limiting the generality of the foregoing, all oral and written communications, including without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Issuer.

          (g) The Issuer will be operated so as not to be substantively consolidated with the Originator.

          SECTION 8.05. Protection of Trust Estate; Further Assurances.
                        ----------------------------------------------

          The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such Financing Statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

            (i)  Grant more effectively all or any portion of the Trust Estate;

           (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

          (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Indenture Trustee in the Trust Estate; provided,
                                                                   --------
     that the Issuer shall not be required to file Financing Statements with respect to the Vehicles in addition to those contemplated by Section _____ of the Note Agreement and Section _____ of the Receivables Acquisition Agreement;

           (iv)  enforce or cause the Servicer to enforce any of the Contracts;
     or

            (v) preserve and defend title to any Contract (including the right to receive all payments due or to become due thereunder), Vehicles, or other property included in the Trust Estate and preserve and defend the rights of the Indenture Trustee and the Noteholders in such Contract (including the right to receive all payments due or to become due thereunder), Vehicles and other property against the claims of all persons and parties.

The Issuer, upon the Issuer's failure to do so, hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any Financing Statement or continuation statement required pursuant to this Section 8.05; provided,
                                                               --------
however, that such designation shall not be deemed to create a duty in the
-------
Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants, and provided, further, that the duty of the Indenture Trustee to
               --------  -------
execute any instrument required pursuant to this Section 8.05 shall arise only if a Responsible Officer of the Indenture Trustee has actual knowledge of any failure of the Issuer to comply with the provisions of this Section 8.05.

          SECTION 8.06.  Reserved.
                         --------


          SECTION 8.07.  Performance of Obligations; Receivables Acquisition
                         ---------------------------------------------------
  Agreement.
  ---------

          (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, any Supplement, the Notes, the Note Agreement and the Receivables Acquisition Agreement.

          (b) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any Contract or any other instrument included in the Trust Estate other than any such release occasioned by the early termination of a Contract after receipt of the

Prepayment Amount, or which would result in the amendment, hypothecation, subordination, termination, or discharge of, or impair the validity or effectiveness of, any Contract or such other instrument, except as expressly provided in this Indenture or the Receivables Acquisition Agreement.

          (c) The Issuer will clearly mark its books and records to reflect each assignment and transfer of a Contract and the Vehicle subject thereto from the Originator.

          (d) The Issuer will reply to all inquiries by third parties with respect to the transactions contemplated by the Receivables Acquisition Agreement by indicating that the Originator has assigned and transferred to it the Contracts and the Originator's right, title and interest in and to the related Vehicles.

          (e) If any Authorized Officer shall have knowledge of the occurrence of a default under the Receivables Acquisition Agreement, the Issuer shall promptly notify the Indenture Trustee and the Noteholders thereof, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. Unless consented to by the Indenture Trustee, the Issuer may not waive any default under or amend the Receivables Acquisition Agreement.

          SECTION 8.08. Negative Covenants.
                        ------------------

          The Issuer will not:

            (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture or any Supplement;

           (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

          (iii) engage in any business or activity other than in connection with, or relating to the ownership of, the Contracts and the Vehicles, the issuance of the Notes, and the specific transactions contemplated hereby;

           (iv) become liable for, issue, incur, assume, or allow to remain outstanding any indebtedness, or guaranty any indebtedness of any Person, other than the Notes, except as contemplated by this Indenture, any Supplement, the Receivables Acquisition Agreement and the Note Agreement;

            (v) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs;

           (vi) (A) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture and the rights of Obligors, or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

          (vii) conduct its business or engage in any activity in violation of the provisions contained in its Articles of Incorporation.

          SECTION 8.09.  Information as to the Issuer.
                         ----------------------------

          The Issuer shall deliver to the Indenture Trustee and each institutional holder of Outstanding Notes (and, upon the request of any Noteholder, to any prospective transferee of any Notes):

          (a) Annual Statements - within [__] days after the end of
              -----------------
     each fiscal year of the Issuer, three copies of:

                 (i) a balance sheet of the Issuer, at the end of that year, and

                (ii) statements of income, retained earnings and cash flows of the Issuer for that year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion of a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly the financial condition of the Issuer and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur and footnote), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

              (b)  Officers' Certificate - with each set of financial statements
                   ---------------------
     delivered pursuant to Section 8.09(a), the Issuer will deliver a certificate from an Authorized Officer stating that such Authorized Officer has reviewed the relevant terms of this Indenture, any Supplement, the Note Agreement and the Receivables Acquisition Agreement (including, without limitation, Section 8.04 hereof) and has made, or caused to be made, under such officer's supervision, a review of the transactions and conditions of the Issuer during the period covered by the income statements then being furnished and that the review has not disclosed the existence of any Indenture Event of Default or, if an Indenture Event of Default exists, describing its nature;

              (c)  Notice of Indenture Event of Default - immediately upon
                   ------------------------------------
     becoming aware of the existence of any condition or event which constitutes a Default or an Indenture Event of Default, a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto;

              (d)  Report on Proceedings - promptly upon the Issuer's becoming
                   ---------------------
aware of:

                     (i)  any proposed or pending investigation
              of it by any governmental authority or agency, or

                    (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility, individually or in the aggregate, of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Issuer, a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits; and

              (e)  Requested Information - with reasonable promptness, any other
                   ---------------------
     data and information which may be reasonably requested from time to time.

              SECTION 8.10.  Taxes.
                             -----

              The Issuer shall pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Trust Estate, except to the extent the Issuer is contesting the same in good faith and has set aside adequate reserves in accordance with generally accepted accounting principles for the payment thereof. The

Issuer shall be included as a consolidated entity in the federal tax returns filed by the Originator.

              SECTION 8.11.  Indemnification.
                             ---------------

              The Issuer agrees to indemnify and hold harmless the Indenture Trustee and each Noteholder (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party without negligence or willful misconduct on its part as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Note Agreement or the Receivables Acquisition Agreement, including, without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any Vehicle, whether or not in the Issuer's possession or under its control, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; provided that, all amounts payable
                                            --------
pursuant to this Section 8.11 shall be fully subordinated to amounts payable under the Notes, shall be without recourse to the Issuer except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid and shall not, to the extent that such amounts are unpaid, constitute a claim against the Issuer except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid. The provisions of this Section 8.11 shall survive the termination of this Indenture.

              SECTION 8.12.  Certificates of Title.
                             ---------------------

              For any Vehicle for which a certificate of title is pending or for which the Issuer has requested, but has not yet received, an application to change its certificate of title, the Issuer shall apply to have the Indenture Trustee named as a lienholder on such Vehicle immediately upon receiving such certificate of title or application, respectively. The Issuer shall furnish to the Indenture Trustee copies of all applications for changes to certificates of title prepared by it and all changed certificates of title received by it.

                                   ARTICLE IX

                     AMENDMENTS AND SUPPLEMENTAL INDENTURES

            SECTION 9.01.  Amendments and Supplemental Indentures.
                           --------------------------------------

                  With the consent of the holders of Notes evidencing not less than [______%] of Voting Rights, by Act of said Noteholders delivered to the Issuer and the Indenture Trustee, and with the consent of the Issuer, by an Issuer Order, and the Indenture Trustee may enter into an amendment to this Indenture or an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture. Without the consent of Noteholders, amendments may be made by the Issuer and the Indenture Trustee to cure any ambiguity, to correct or supplement any provision that is inconsistent with another provision or to add or amend any provision with respect to matters or questions arising under this Indenture; provided, however, that no amendment to this Indenture or
                      --------  -------
any supplemental indenture may modify the amount of, or the timing of payment of, any amount due any Noteholder without the consent of such Noteholder, or any other rights of the holders of a class of Notes, without the consent of [______%] of the Outstanding Note Balance of the Notes of such class; and provided, further, that no supplemental indenture may (i) modify any provision
--------  -------
of this Indenture requiring the consent of all Noteholders or (ii) release any of the Trust Estate from the lien hereof or modify Sections 2.05 or 6.06 hereof without the consent of all Noteholders.

      SECTION 9.02.  Execution of Amendments and Supplemental Indentures.
                     ---------------------------------------------------

              In executing any amendment to this Indenture or any supplemental indenture pursuant to Section 9.01 of this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment to this Indenture or any supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Indenture Trustee's own rights, duties, protections, or immunities under this Indenture or otherwise.

              SECTION 9.03.  Effect of Amendments and Supplemental Indentures.
                             ------------------------------------------------

              Upon the execution of any amendment to this Indenture or any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such amendment or supplemental indenture shall form a part of this Indenture for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

              SECTION 9.04.  Reference in Notes to Amendments and Supplemental
                             -------------------------------------------------
Indentures.
----------

              Notes authenticated and delivered after the execution of any amendment to this Indenture or any supplemental indenture pursuant to this Article may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


                                    ARTICLE X

                               REDEMPTION OF NOTES

              SECTION 10.01.  Optional Redemption; Election to Redeem.
                              ---------------------------------------

              The Notes may be redeemed by the Issuer, in whole but not in part, as to the then Outstanding Offered Notes, on any Payment Date when (i) the Outstanding [Class A] Note Balance is less than or equal to ___% of the initial [Class A] Note Balance and (ii) the Outstanding [Class B] Note Balance is less than or equal to ___% of the initial [Class B] Note Balance, at the Redemption Price.

              The Issuer, by an Authorized Officer, shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Indenture Trustee pursuant to Section 10.02.

              Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of Offered Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 2.06. The election of the Issuer to redeem any Offered Notes pursuant to this Section shall be evidenced in writing by an Authorized Officer directing the Indenture Trustee to make the payment of the Redemption Price on all of the Offered Notes to be redeemed from monies deposited with the Indenture Trustee pursuant to Section 10.04.

              SECTION 10.02.  Notice to Indenture Trustee.
                              ---------------------------

              In the case of any redemption pursuant to Section 10.01, the Issuer shall, at least [__] days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Indenture Trustee), notify the Indenture Trustee of such Redemption Date.

              SECTION 10.03.  Notice of Redemption by the Issuer.
                              ----------------------------------

              Notice of redemption pursuant to Section 10.01 shall be given by first class mail, postage prepaid, mailed not less than [__] days prior to the applicable Redemption Date, to each Noteholder, at his address in the Note Register.

              All notices of redemption shall state:

              (1)    the Redemption Date;

              (2)    the Redemption Price; and

              (3) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date.

              Notice of redemption of Offered Notes shall be given by the Issuer, by an Authorized Officer, or, at the request of such Authorized Officer, by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Noteholder selected for redemption shall not impair or affect the validity of the redemption of any other Note.

              SECTION 10.04.  Deposit of the Redemption Price.
                              -------------------------------

              On or before the Business Day next preceding any Redemption
Date, the Issuer shall deposit with the Indenture Trustee an amount of monies sufficient to pay the Redemption Price of all Offered Notes Outstanding on such Redemption Date (less any portion of such payment to be made from monies in the Collection Account).

              SECTION 10.05.  Notes Payable on Redemption Date.
                              --------------------------------

              Notice of redemption having been given as provided in Section 10.03, the Note shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Noteholders shall be paid the Redemption Price by the Indenture Trustee on behalf of the Issuer; provided, however, that installments of
                                 --------  -------
principal and interest which are due on or prior to the Redemption Date shall be payable to the Noteholders registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.06.

              If the Holders of any Offered Note called for redemption shall not be so paid, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the related Note Rate.


                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

              SECTION 11.01.  Satisfaction and Discharge of
                              -----------------------------
Indenture.
---------
              (a) This Indenture shall cease to be of further effect (except as to any surviving rights herein expressly provided for), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (i) either:

                         (A) all Notes theretofore authenticated and delivered
                   (other than (x) Notes which have been destroyed, lost, or stolen and which have been replaced or paid as provided in
                   Section 2.04 and (y) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.03(c)) have been irrevocably paid and delivered to the Indenture Trustee for cancellation; or

                          (B) the final installments of principal on all such
                   Notes not theretofore delivered to the Indenture Trustee for cancellation:

                             (1)   have become due and payable, or

                             (2) will become due and payable at their Stated
                       Maturity Date within one year,

                 and the Issuer has deposited or caused to be deposited with the Indenture Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity Date thereof;


           (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer for the benefit of the Noteholders; and

          (iii) the Issuer has delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

At such time, the Indenture Trustee shall deliver to the Issuer or, upon Issuer Order, its assignee, all cash, securities and other property held by it as part of the Trust Estate other than funds deposited with the Indenture Trustee pursuant to Section 11.01(a)(i)(B) for the payment and discharge of the Notes.

           (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer under Sections 7.06 and 8.11, and, if money shall have been deposited with the Indenture Trustee pursuant to Section 11.01(a)(i)(B), the obligations of the Indenture Trustee under Section 11.02 and
Section 8.03(c) shall survive.

           SECTION 11.02.    Application of Trust Money.  Subject to the
                             --------------------------
provisions of Section 8.03(c), all money deposited with the Indenture
Trustee pursuant to Sections 11.01 and 8.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and witnessed, all as of the day and year first above written.


Attest:                             CHEVY CHASE BANK, F.S.B.



                                    By:
------------------------------          -----------------------------------
Name:                                   Name:
Title:                                  Title:


Attest:
                                    ---------------------------------------,
                                                            , as Indenture
                                    ------------------------
                                    Trustee

                                    By:
--------------------------------        -----------------------------------
Name:                                   Name:
Title:                                  Title:

                                                                    EXHIBIT A
                                                                 TO INDENTURE
                                                                 ------------


                            [FORM OF [CLASS A] NOTES]

_____% AUTO RECEIVABLES BACKED NOTE, [CLASS A]

No. [A-__________]                                            $______________


                CHEVY CHASE BANK, F.S.B., a ____________ corporation (the "Issuer"), for value received, hereby promises to pay to ___________________ or registered assigns, the principal sum of _____________________ Dollars ($____________) in monthly installments equal to the [Class A] Monthly Principal, if any, on the [twentieth] day of each month commencing ________, 199_ and ending not later than _________ __, 199__, when all remaining principal and interest are due and payable in their entirety (each, a "Payment Date"); to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on each Payment Date on the unpaid principal amount of this [Class A Note] from the Accrual Date or such later date to which interest has been paid or duly provided for, to such Payment Date, at the rate of _____% per annum; to the extent provided in the Indenture referred to below, to pay the Prepayment Premium with respect to the [Class A Notes]; and (to the extent permitted by applicable law) to pay interest on any overdue installments of interest, premium, if any, and principal at the rate of _____% per annum. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture.

                Payments of principal, premium, if any, and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Payment Date, which shall be the [_____] Business Day preceding such Payment Date, by wire transfer of federal funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. Within 10 Business Days following receipt of the final installment of principal of this Note, the holder hereof shall surrender this Note at the principal Corporate Trust Office of the Indenture Trustee.

                This Note is one of a duly authorized issue of [Class A Notes] of the Issuer designated as its ____% Auto Receivables Backed Notes, [Class A] with aggregate principal amount of $____________ and to be issued under an Indenture dated as of __________, 199_ (herein called the "Indenture"), between the Issuer and
______________________, as trustee (herein called the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Indenture Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Estate secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same class and any other Note of the same class by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Indenture.

                As provided in the Indenture, the aggregate amount of principal due and payable on the [Class A Notes] on each Payment Date is equal to the [Class A] Monthly Principal with respect to such Payment Date. All such payments shall be made pro rata among the Outstanding [Class A Notes], without preference or priority of any kind.

                If an Indenture Event of Default as defined in the Indenture shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                As provided in the Indenture and subject to the limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

                The Notes are issuable only in registered form without coupons in denominations as provided in the Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                Prior to due presentment of this Note for registration of transfer, the Issuer, the Indenture Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                By accepting this Note, the holder hereof irrevocably appoints the Indenture Trustee under the Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

                All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                As provided in the Indenture, this Note and the Indenture
shall be governed by, and construed in accordance with, the laws of the State of [________], except that any provision of the Indenture which relates to, or provides for, the rights, duties and obligations of the Indenture Trustee shall be governed by, and construed in accordance with, the laws of the State of
____________.

                Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed in its name by the manual signature of its President or one of its Vice Presidents.


                                            CHEVY CHASE BANK, F.S.B.



                                            By:
                                                --------------------------
                                                Name:
                                                Title:

          [FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes referred to in the within-mentioned Indenture.



                                                                  , as Indenture
                                                   ---------------
                                                   Trustee

         Dated: ________ __, 19__                  By:
                                                      --------------------------
                                                         Authorized Signatory

                                                                    EXHIBIT B
                                                                 TO INDENTURE
                                                                 ------------


                            [FORM OF [CLASS B] NOTES]

_____% AUTO RECEIVABLES BACKED NOTE, [CLASS B]
No. [B-__________]                                            $______________


                  CHEVY CHASE BANK, F.S.B., a ________ corporation (the "Issuer"), for value received, hereby promises to pay to ___________________ or registered assigns, the principal sum of _____________________ Dollars ($____________) in monthly installments equal to the [Class B] Monthly Principal, if any, on the [_________] day of each month commencing ________, 199_ and ending not later than _________ __, 199__, when all remaining principal and interest are due and payable in their entirety (each, a "Payment Date"); to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on each Payment Date on the unpaid principal amount of this [Class B Note] from the Accrual Date or such later date to which interest has been paid or duly provided for, to such Payment Date, at the rate of _____% per annum; to the extent provided in the Indenture referred to below, to pay the Prepayment Premium with respect to the [Class B Notes]; and (to the extent permitted by applicable law) to pay interest on any overdue installments of interest, premium, if any, and principal at the rate of _____% per annum. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture.

                  THE RIGHTS TO RECEIVE PAYMENTS WITH RESPECT TO THIS [CLASS B] NOTE ARE SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE [CLASS A] NOTES ON EACH PAYMENT DATE.

                  Payments of principal, premium, if any, and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Payment Date, which shall be the [_____] Business Day preceding such Payment Date, by wire transfer of federal funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. Within 10 Business Days following receipt of the final installment of principal of this Note, the holder hereof shall surrender this Note at the principal Corporate Trust Office of the Indenture Trustee.

                  This Note is one of a duly authorized issue of [Class B Notes] of the Issuer designated as its ____% Auto Receivables Backed Notes, [Class B] with aggregate principal amount of $____________ and to be issued under an Indenture dated as of __________, 199_ (herein called the "Indenture"), between the Issuer and ______________________, as trustee (herein called the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Indenture Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Estate secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same class and any other Note of the same class by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Indenture.

                  As provided in the Indenture, the aggregate amount of principal due and payable on the [Class B Notes] on each Payment Date is equal to the [Class B] Monthly Principal with respect to such Payment Date. All such payments shall be made pro rata among the Outstanding [Class B Notes], without preference or priority of any kind.

                  If an Indenture Event of Default as defined in the Indenture shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  As provided in the Indenture and subject to the limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Notes are issuable only in registered form without coupons in denominations as provided in the Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Issuer, the Indenture Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  By accepting this Note, the holder hereof irrevocably appoints the Indenture Trustee under the Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

                  All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  As provided in the Indenture, this Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of [________], except that any provision of the Indenture which relates to, or provides for, the rights, duties and obligations of the Indenture Trustee shall be governed by, and construed in accordance with, the laws of the State of
____________.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed in its name by the manual signature of its President or one of its Vice Presidents.


                                            CHEVY CHASE BANK, F.S.B.



                                            By:_______________________________
                                               Name:
                                               Title:

          [FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes referred to in the within-mentioned Indenture.


                                         ______________________, as Indenture
                                         Trustee




Dated: ________ __, 19__           By:_______________________________________
                                      Authorized Signatory

                                                                 EXHIBIT C
                                                              TO INDENTURE
                                                              ------------


                            [FORM OF [CLASS C] NOTES]

_____% AUTO RECEIVABLES BACKED NOTE, [CLASS C]
No. [C-__________]                                         $______________


                  CHEVY CHASE BANK, F.S.B., a Nevada corporation (the "Issuer"), for value received, hereby promises to pay to ___________________ or registered assigns, the principal sum of _____________________ Dollars ($____________) in
monthly installments equal to the [Class C] Monthly Principal, if any, on the [_________] day of each month commencing ________, 199_ and ending not later than _________ __, 199__, when all remaining principal and interest are due and payable in their entirety (each, a "Payment Date"); to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on each Payment Date on the unpaid principal amount of this [Class C Note] from the Accrual Date or such later date to which interest has been paid or duly provided for, to such Payment Date, at the rate of _____% per annum; to the extent provided in the Indenture referred to below, to pay the Prepayment Premium with respect to the [Class C Notes]; and (to the extent permitted by applicable law) to pay interest on any overdue installments of interest, premium, if any, and principal at the rate of _____% per annum. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture.

                  THE RIGHTS TO RECEIVE PAYMENTS WITH RESPECT TO THIS [CLASS C] NOTE ARE SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE [CLASS A] AND THE [CLASS B] NOTES ON EACH PAYMENT DATE.

                  Payments of principal, premium, if any, and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Payment Date, which shall be the [_____] Business Day preceding such Payment Date, by wire transfer of federal funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. Within 10 Business Days following receipt of the final installment of principal of this Note, the holder hereof shall surrender this Note at the principal Corporate Trust Office of the Indenture Trustee.

                  This Note is one of a duly authorized issue of [Class C Notes] of the Issuer designated as its ____% Auto Receivables Backed Notes, [Class C] with aggregate principal amount of $____________ and to be issued under an Indenture dated as of __________, 199_ (herein called the "Indenture"), between the Issuer and ______________________, as trustee (herein called the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Indenture Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Estate secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same class and any other Note of the same class by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Indenture.

                  As provided in the Indenture, the aggregate amount of principal due and payable on the [Class C Notes] on each Payment Date is equal to the [Class C] Monthly Principal with respect to such Payment Date. All such payments shall be made pro rata among the Outstanding [Class C Notes], without preference or priority of any kind.

                  If an Indenture Event of Default as defined in the Indenture shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  As provided in the Indenture and subject to the limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Notes are issuable only in registered form without coupons in denominations as provided in the Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Issuer, the Indenture Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  By accepting this Note, the holder hereof irrevocably appoints the Indenture Trustee under the Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

                  All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  As provided in the Indenture, this Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of [________], except that any provision of the Indenture which relates to, or provides for, the rights, duties and obligations of the Indenture Trustee shall be governed by, and construed in accordance with, the laws of the State of
____________.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed in its name by the manual signature of [the Trustee] [its President or one of its Vice Presidents].


                                            CHEVY CHASE BANK, F.S.B.



                                            By:_______________________________
                                               Name:
                                               Title:

           [FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes referred to in the within-mentioned Indenture.


                                      ___________________________, as Indenture
                                        Trustee




Dated: ________ __, 19__                By:____________________________________
                                           Authorized Signatory